                                 ANNUAL REPORT

                                 Smith Barney
                                 Funds, Inc.
                                 Equity Income
                                 Portfolio
                                 __________________________
                                 December 31, 1995



                                 Smith Barney Mutual Funds
                                 INVESTING FOR YOUR FUTURE.
                                 EVERY DAY.

Equity Income Portfolio

Dear Shareholder:

We are pleased to provide you with the annual report and audited financial statements for Smith Barney Funds, Inc. - Equity Income Portfolio. Last year, the U.S. stock market produced a total return of 36.94% for the 12 months ended on December 31, 1995, based on the widely followed Standard & Poor's 500 Index, an unmanaged capitalization-weighted measure of 500 widely held common stocks. This is the largest single-year gain since 1958. The popular Dow Jones Industrial Average (DJIA), which is a price-weighted average of 30 actively traded blue chip stocks, saw two major milestones reached, and passed, as the DJIA rose through 4000 and then 5000, ending the year at 5117. The Equity Income Portfolio participated in these strong returns, with Class A shares generating an annual total return of 33.05%. A more detailed summary of performance and current holdings can be found in the appropriate sections that follow in the annual report.

Last year, the Portfolio's name was changed from the Income and Growth Portfolio to the Equity Income Portfolio. While the Portfolio's investment strategy was not changed, the Portfolio's Board of Directors recommended this change as more representative of the Portfolio's investment strategy. An interview with Portfolio Manager Ayako Weissman follows this annual letter.

Portfolio Strategy

At the end of 1994, there was a broad consensus, based on fourth quarter economic indicators, that the U.S. economy was growing too quickly. In response, the Federal Reserve Board was tightening monetary policy by increasing short-term interest rates. This increased our concerns that the economy and higher interest rates would have a negative effect on the markets. Therefore, at the beginning of 1995, we maintained a cautious position by keeping over 12% of the Portfolio's assets in cash.

In retrospect, our fears about the economy growing too fast proved to be unfounded. The economy declined in the first quarter of 1995 and the Federal Reserve stopped tightening monetary policy. It appeared that the Federal Reserve had engineered the long-heralded, but seldom achieved, soft landing. Our outlook for the stock market changed from cautious to very positive. We resumed looking for companies that were likely to restructure, continuing a key theme for the Portfolio that began in 1994. The Portfolio's top-ten holdings at the end of 1995 were all related in some way to this restructuring theme. Among the Portfolio's top holdings were Sears Roebuck & Co., Eastman Kodak Co., and Xerox, all of which have undergone major restructuring in recent years.

In 1995, we also increased the Portfolio's exposure to the insurance industry. At the end of 1994, attention on this sector was focused on concerns regarding the potentially enormous environmental liability of many insurance companies, resulting in massive claims to clean up hazardous waste sites. Initial estimates in 1994 placed the potential liability in the range of $250 billion over a 30-year period, which put a damper on many insurance stocks. However, the initial estimate was cut in half as insurers had an opportunity to realistically assess their potential liabilities during 1995. Further enhancing the attractiveness of the insurance sector was the purchase of Continental Corporation, which had one of the industries largest potential environmental liabilities, by Chicago-based CNA for $1.1 billion. CNA, a part of Loews Corp, is widely regarded as a well-managed company and this type of consolidation was seen as positive for the entire insurance industry.

Two stocks in the insurance sector that we added to the Portfolio in 1995 were Aetna and Allstate. The introduction of a new management team at Aetna was our signal to take another and closer look at that company. What we found was a classic value investment opportunity -- a stock that was worth owning because the market had overlooked its inherent value. Allstate was also undervalued due to recent setbacks from natural disasters such as Hurricane Andrew.

In the first half of the year, we reduced or eliminated our holdings in cyclical companies such as Dow Chemical and International Paper, even though investor enthusiasm was high for these types of stocks while commodity prices were going up. We sold these holdings primarily because of the slowdown in the U.S. economy, the high level of interest rates and slower rates of growth in the international economy, factors that negatively affect cyclical companies.

OUTLOOK FOR 1996

Last year provided such high returns that few market observers expect a repeat of this banner performance. However, we believe that current market conditions are generally positive for stock prices. Inflation continues to be low and the Federal Reserve continues to ease monetary policy. For investors, this translates into lower rates on short-term fixed income investments such as FDIC-insured, fixed-rate Certificates of Deposit (CDs) and money market funds. We believe that investors faced with relatively low returns will continue to direct money into the stock market in the hopes of achieving higher returns. On the negative side, as the U.S. economy slows down, so will corporate profits, which may have a negative effect on stock prices.

In 1996, we believe careful selection of stocks will be more important than in 1995. One investment strategy that the Portfolio will continue to pursue is companies that are restructuring candidates, especially those located in Europe. We believe that some of the most attractive investments will be found in this area.

We thank you for your investment in the Smith Barney Funds, Inc. - Equity Income Portfolio and appreciate your continued support.

Sincerely,

/s/ Heath McLendon                      /s/ Ayako Weissman

Heath B. McLendon                       Ayako Weissman
Chairman and                            Vice President and
Chief Executive Officer                 Investment Officer

January 15, 1996


On December 11, 1995, Smith Barney Funds, Inc./Income and
Growth Portfolio got...
--   A New Name (Smith Barney Funds, Inc./Equity Income Portfolio)
-- New Symbols (EQINA for Class A shares and EQINC for Class C shares in most major newspapers)
     However, the Equity Income Portfolio will continue to be managed conservatively with a bottom-up value approach that has, over time, delivered consistent results with low risk.

An Interview with Ayako Weissman

Ayako Weissman is a Managing Director of Smith Barney and Senior Equity Portfolio Manager. She joined Smith Barney Capital Management Division in 1987 and has been associated with the Equity Income Portfolio since that time. Ms. Weissman assumed day-to-day responsibility for the Portfolio in 1994, and works closely with Smith Barney Capital Management Chairman and CEO Bruce Sargent, who continues to take an active role in the management of the Portfolio. Ms. Weissman currently manages approximately $1.1 billion of equity assets in mutual funds and institutional accounts. She received her B.A. in Liberal Arts from the International Christian University in Tokyo, Japan and her M.B.A. from IMEDE in Lausanne, Switzerland.

Q.  Why was the Income and Growth Portfolio's name recently changed?

A. We believe that although the Portfolio's investment style has not changed, the growth and income category has become very broad in terms of the investment objectives and policies of funds covered under the category since the Portfolio began in the late 1960s. We think the equity income classification is more representative of the Portfolio's objectives and will provide a better benchmark going forward.

Q.  Can you elaborate further?

A. I would be happy to. When the Smith Barney Funds, Inc. - Income and Growth Portfolio was created in the late 1960s, there were approximately 350 mutual funds. These funds were classified among a few broad investment categories. Equity mutual funds, for example, were largely defined as either growth funds or growth and income funds. With a relatively small group of funds to evaluate, investors then were able to make choices based on simple investment objectives.

    In the twenty-seven years since the Income and Growth Portfolio was created, the number of mutual funds has grown to approximately 7,000. During this time, mutual funds have become increasingly popular with investors and in response the mutual fund industry has greatly expanded its product line to provide them with a broader range of choices. Investors can now choose between over twenty-one different types of mutual funds. In fact, these categories are only the general classifications used to define a fund's objective. Many investment subcategories also exist.

    The Equity Income Portfolio has maintained a consistent investment strategy since its inception. The Portfolio seeks to provide shareholders with current income and long-term growth of income and capital by investing primarily in common stocks. In the relatively simple investment world of 1968, this meant the Portfolio was classified as a growth and income fund. Even at that time, the name was Income and Growth to emphasize the importance of the Portfolio's income objectives. In 1996, this means the Portfolio should be classified as an equity income fund.

Q. You mentioned the Equity Income Portfolio's investment strategy. Can you tell us more about it?

A. We are value investors who pursue these objectives primarily by investing in the dividend-paying common stocks of large-capitalization companies that tend to be familiar household names such as Sears, Chevron and General Electric. In selecting stocks for the Portfolio, we seek to employ a conservative, highly disciplined and bottom-up approach to investing. This means that the individual stock selection is more influential to the overall performance of the Portfolio rather than the present state of the economy. The Portfolio's conservative strategy is designed to seek high returns while managing risk.

Q.  How do you select stocks for the Portfolio?

A. As value investors, our primary goal is to identify out-of-favor companies that are either at their lowest point in the business cycle or that have been poorly managed in the past but who, in our view, are about to turn the corner because of a new management team or a promising product introduction. Because the Portfolio seeks to manage risk, we focus our search on out-of-favor blue-chip companies.

    Our approach also involves visiting hundreds of companies each year and meeting regularly with their managements to understand a company's business and industry, identify outstanding managements and target promising long-term investment opportunities.

Q.  What is the role of dividend-p aying stocks in the Equity Income Portfolio?

A. Dividend-paying stocks are an important aspect of our investment strategy. Every stock we own must provide at least the same or a higher dividend than the average of the S&P 500. If you look at the historical performance record of the market since World War II, dividend yield and dividend-reinvested returns make up approximately 47% of the market's overall total return. Dividend-paying stocks can help smooth out short-term market volatility and should provide our shareholders with consistent and competitive long-term returns.

Smith Barney Funds, Inc.
Equity Income Portfolio
Historical Performance -- Class A Shares


                                                               Net Asset Value
                                                            --------------------
                                                            Beginning    End        Income      Capital Gain     Total
Year Ended                                                   of Year   of Year     Dividends    Distributions  Returns(1)
-------------------------------------------------------------------------------------------------------------------------
12/31/95                                                    $12.18    $ 14.59       $ 0.39        $ 1.18        33.05%
12/31/94                                                     13.31      12.18         0.42          0.14        (4.31)
12/31/93                                                     12.48      13.31         0.46          0.73        16.38
12/31/92                                                     12.51      12.48         0.51          0.4          7.23
12/31/91                                                     10.54      12.51         0.73          0.05        26.57
12/31/90                                                     12.69      10.54         0.70          0.25        (9.46)
12/31/89                                                     11.00      12.69         0.70          0.31        25.11
12/31/88                                                     10.05      11.00         0.63          0.17        17.67
12/31/87                                                     11.40      10.05         0.50          0.63        (2.83)
12/31/86                                                     10.10      11.40         0.67          0.13        21.04
Total                                                                                 $5.71        $ 3.99
-------------------------------------------------------------------------------------------------------------------------

Historical Performance -- Class B Shares

                                                              Net Asset Value
                                                            --------------------
                                                            Beginning    End        Income      Capital Gain     Total
Year Ended                                                   of Year   of Year     Dividends    Distributions  Returns(1)
-------------------------------------------------------------------------------------------------------------------------
12/31/95                                                    $12.15      $14.54        $0.29          $1.18       32.07%
Inception*-12/31/94                                          12.54       12.15         0.09           0.14       (1.28)+
Total                                                                                 $0.38          $1.32
-------------------------------------------------------------------------------------------------------------------------

Smith Barney Funds, Inc.
Equity Income Portfolio
Historical Performance - Class C Shares


                                                               Net Asset Value
                                                            --------------------
                                                            Beginning    End        Income      Capital Gain     Total
Year Ended                                                   of Year   of Year     Dividends    Distributions  Returns(1)
-------------------------------------------------------------------------------------------------------------------------
12/31/95                                                     $12.18    $14.57    $0.29          $1.18         32.01%
12/31/94                                                      13.30     12.18     0.34           0.14         (4.91)
12/31/93                                                      12.48     13.30     0.36           0.73         15.46
Inception*-12/31/92                                           12.87     12.48     0.06           0.40         (0.57)+
Total                                                                            $1.05          $2.45

Historical Performance - Class Z Shares
                                                               Net Asset Value
                                                            --------------------
                                                            Beginning    End        Income      Capital Gain     Total
Year Ended                                                   of Year   of Year     Dividends    Distributions  Returns(1)
-------------------------------------------------------------------------------------------------------------------------
12/31/95                                                      12.19    $14.61    $0.42          $1.18         33.41%
Inception*-12/31/94                                           12.54     12.19     0.12           0.14         (0.73)+
Total                                                                            $0.54          $1.32
-------------------------------------------------------------------------------------------------------------------------

It is the Fund's policy to distribute dividends quarterly and capital gains, if any, annually.

Average Annual Total Return


                                                                                    Without Sales Charge(1)
                                                                      ---------------------------------------------------
                                                                        Class A   Class B       Class C    Class Z
-------------------------------------------------------------------------------------------------------------------------
Year Ended 12/31/95                                                    33.05%     32.07%        32.01%        33.41%
Five Years Ended 12/31/95                                              14.99        N/A           N/A          N/A
Ten Years Ended 12/31/95                                               12.17        N/A           N/A          N/A
Inception* through 12/31/95                                             7.65      25.99         13.01         27.72
-------------------------------------------------------------------------------------------------------------------------

                                                                                    With Sales Charge(2)
                                                                      ---------------------------------------------------
                                                                        Class A   Class B       Class C    Class Z
Year Ended 12/31/95                                                    26.40%     27.07%         31.01%       33.41%
Five Years Ended 12/31/95                                              13.82        N/A            N/A         N/A
Ten Years Ended 12/31/95                                               11.59        N/A            N/A         N/A
Inception* through 12/31/95                                             7.42      22.62          13.01        27.72
-------------------------------------------------------------------------------------------------------------------------

Smith Barney Funds, Inc.
Equity Income Portfolio
Cumulative Total Return


                                                                                                  Without Sales Charge(1)
-------------------------------------------------------------------------------------------------------------------------
Class A (12/31/85 through 12/31/95)                                                                      215.24%
Class B (Inception* through 12/31/95)                                                                     30.37
Class C (Inception* through 12/31/95)                                                                     45.75
Class Z (Inception* through 12/31/95)                                                                     32.43
-------------------------------------------------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect a deduction of the applicable sales charge with respect to Class A shares or the contingent deferred sales charges ("CDSC") with respect to Class B and C shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00% and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed less than one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

* Inception dates for Class A, B, C and Z shares are January 1, 1972, November 7, 1994, December 2, 1992 and November 7, 1994, respectively.

+ Total return is not annualized, as it may not be representative of the total return for the year.

Smith Barney Funds, Inc.
Equity Income Portfolio
Historical Performance (unaudited)

                Growth of $10,000 Invested in Class A Shares of
                        the Equity Income Portfolio vs.
                         Standard & Poor's 500 Index+
 ----------------------------------------------------------------------------
                        December 1985 -- December 1995
                 Label                   A                          B
Label                          Equity Income Portfolio          S&P 500
   1       12/85                        9422                    10000
   2       6/86                         10719                   12083
   3       12/86                        11367                   11867
   4       6/87                         12977                   15123
   5       12/87                        11018                   12490
   6       6/88                         12607                   14076
   7       12/88                        12724                   14559
   8       6/89                         14723                   16964
   9       12/89                        16116                   19165
  10       6/90                         15806                   19755
  11       12/90                        14539                   18569
  12       6/91                         16500                   21212
  13       12/91                        18401                   24216
  14       6/92                         19026                   24053
  15       12/92                        19731                   26059
  16       6/93                         21732                   27326
  17       12/93                        21780                   28678
  18       6/94                         22045                   27709
  19       12/94                        21972                   29056
  20       6/95                         25487                   34922
  21       12/95                        29234                   39961

+ Hypothetical illustration of $10,000 invested in Class A shares on December
  31, 1985, assuming deduction of the maximum 5.75% sales charge in effect at the time of investment and reinvestment of dividends (after deduction of applicable sales charge through 1990, and thereafter at net asset value) and capital gains, if any, at net asset value through December 31, 1995. The Standard & Poor's 500 is an index of widely held common stocks listed on the New York and American Stock Exchanges and the over-the-counter markets. Figures for the index include reinvestment of dividends. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

  All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


Smith Barney Funds, Inc.
Equity Income Portfolio

Schedule of Investments                                                        December 31, 1995

SHARE                                      SECURITY                            VALUE
------------------------------------------------------------------------------------------------
COMMON STOCKS -- 88.6%
Capital Goods -- 3.5%
    100,000     Emerson Electric Co.                                        $   8,175,000
    250,000     General Electric Co.                                           18,000,000
------------------------------------------------------------------------------------------------
                                                                               26,175,000
------------------------------------------------------------------------------------------------
Conglomerates -- 4.3%
    200,000     Minnesota Mining & Manufacturing Co.                           13,250,000
    375,000     Tenneco Inc.                                                   18,609,375
-----------------------------------------------------------------------------------------------
                                                                               31,859,375
----------------------------------------------------------------------------------------------
Consumer Cyclicals -- 8.8%
    100,000     Deluxe Corp.                                                    2,900,000
    100,000     Knight-Ridder Inc.                                              6,250,000
    100,000     McGraw Hill Inc.                                                8,712,500
    330,000     New York Times Co., Class A Shares                              9,776,250
    208,000     Readers Digest Association Inc.                                10,660,000
    500,000     Sears, Roebuck & Co.                                           19,500,000
    165,000     Stanley Works                                                   8,497,500
----------------------------------------------------------------------------------------------
                                                                               66,296,250
----------------------------------------------------------------------------------------------
Consumer Staples -- 13.0%
    300,000     American Brands Inc.                                           13,387,500
    150,000     American Home Products Corp.                                   14,550,000
    177,500     Clorox Co.                                                     12,713,437
    200,000     Eli Lilly & Co.                                                11,250,000
    360,000     Glaxo Holdings PLC                                             10,170,000
    180,000     H&R Block Inc.                                                  7,290,000
    100,000     Merck and Co., Inc.                                             6,575,000
    205,200     Tambrands Inc.                                                  9,798,300
    250,000     U.S. Healthcare Inc.                                           11,625,000
----------------------------------------------------------------------------------------------
                                                                               97,359,237
----------------------------------------------------------------------------------------------
Energy -- 13.4%
    215,000     Chevron Corp.                                                  11,287,500
    300,000     Dresser Industries Inc.                                         7,312,500
    215,000     Exxon Corp.                                                    17,226,875
    190,000     Mobil Corp.                                                    21,280,000
    115,000     Royal Dutch Petroleum Co.                                      16,229,375
    215,000     Texaco Inc.                                                    16,877,500
    350,000     Unocal Corp.                                                   10,193,750
----------------------------------------------------------------------------------------------
                                                                              100,407,500
----------------------------------------------------------------------------------------------
                                  SEE NOTES TO FINANCIAL STATEMENTS.



Smith Barney Funds, Inc.
Equity Income Portfolio

Schedule of Investments (continued)                                            December 31, 1995

SHARES                                      SECURITY                           VALUE
------------------------------------------------------------------------------------------------
Financial Services -- 10.4%
    150,000     Aetna Life & Casualty Co.                                      $  10,387,500
    499,165     Allstate Corp.                                                    20,528,161
     70,000     Aon Corp.                                                          3,491,250
    150,000     Bankers Trust of New York Corp.                                    9,975,000
    200,000     Chase Manhattan Corp.                                             12,125,000
    400,000     Equifax Inc.                                                       8,550,000
    200,000     Household International Inc.                                      11,825,000
     20,000     St. Paul Companies, Inc.                                           1,112,500
------------------------------------------------------------------------------------------------
                                                                                  77,994,411
------------------------------------------------------------------------------------------------
Raw & Intermediate Materials -- 8.6%
    150,000     Aluminum Co. of America                                            7,931,250
    200,000     Carpenter Technology Corp.                                         8,225,000
    141,000     Kimberly-Clark Corp.                                              11,667,750
    150,000     Monsanto Corp.                                                    18,375,000
    250,000     Olin Corp.                                                        18,562,500
------------------------------------------------------------------------------------------------
                                                                                  64,761,500
------------------------------------------------------------------------------------------------
Technology -- 11.0%
    350,000     Eastman Kodak Co.                                                 23,450,000
    250,000     Lockheed Martin Corp.                                             19,750,000
    200,000     United Technologies Corp.                                         18,975,000
    150,000     Xerox Corp.                                                       20,550,000
------------------------------------------------------------------------------------------------
                                                                                  82,725,000
------------------------------------------------------------------------------------------------
Transportation -- 3.2%
    80,000      Alexander Baldwin Inc.                                             1,840,000
   100,000      Canadian National Railway Co.*                                     1,500,000
   125,000      Illinois Central Corp.                                             4,796,875
   200,000      Norfolk Southern Corp.                                            15,875,000
------------------------------------------------------------------------------------------------
                                                                                  24,011,875
------------------------------------------------------------------------------------------------
Utilities -- 12.4%
    250,000     American Telephone & Telegraph Corp.                              16,187,500
    250,000     Consolidated Natural Gas Co.                                      11,343,750
    145,300     Enron Global Power & Pipeline L.L.C.                               3,614,337
    305,300     Entergy Corp.                                                      8,930,025
    400,000     GTE Corp.                                                         17,600,000
    275,000     Pinnacle West Capital Corp.                                        7,906,250
    150,000     Sprint Corp.                                                       5,981,250
    275,000     Texas Utilities Co.                                               11,309,375

                                     SEE NOTES TO FINANCIAL STATEMENTS.


Smith Barney Funds, Inc.
Equity Income Portfolio

Schedule of Investments (continued)                                            December 31, 1995

SHARES                                      SECURITY                           VALUE
------------------------------------------------------------------------------------------------
Utilities -- 12.4% (continued)
    310,000     Unicom Corp.                                                   $  10,152,500
------------------------------------------------------------------------------------------------
                                                                                 93,024,987
------------------------------------------------------------------------------------------------
                TOTAL COMMON STOCKS
               (Cost -- $489,474,586)                                           664,615,135
------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS -- 1.6%
Financial Services -- 1.6%
    185,000     Banc One Corp., Exchange $3.50, Series C
                (Cost -- $11,974,125)                                            12,140,625
------------------------------------------------------------------------------------------------
 FACE
AMOUNT                       SECURITY                                             VALUE
------------------------------------------------------------------------------------------------
CONVERTIBLE DEBENTURES --4.0%
Consumer Cyclicals -- 2.9%
    $7,000,000  Hechinger, 5.500% due 4/1/12                                      3,255,000
     9,000,000  Price Company, 6.750% due 3/1/01                                  9,180,000
     6,907,000  Titan Wheel International, 4.750% due 12/1/00                     8,927,298
------------------------------------------------------------------------------------------------
                                                                                 21,362,298
------------------------------------------------------------------------------------------------
Energy -- 0.7%
    5,800,000   Oryx Energy, 7.500% due 5/15/14                                   5,220,000
------------------------------------------------------------------------------------------------
Waste Management -- 0.4%
    3,300,000   Browning Ferris, 6.750% due 7/18/05                               3,316,500
------------------------------------------------------------------------------------------------
                TOTAL CONVERTIBLE DEBENTURES
                (Cost -- $30,907,663)                                            29,898,798
------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 5.8%
    43,606,000  Citibank, 5.800% due 1/2/96; Proceeds at
                maturity -- $43,634,081; (Fully collateralized
                by U.S. Treasury Notes, 5.500% due 11/15/98;
                Market value -- $44,480,292) (Cost --$43,606,000)                43,606,000
------------------------------------------------------------------------------------------------
                TOTAL INVESTMENTS -- 100%
                (Cost -- $575,962,374)+                                       $ 750,260,558
------------------------------------------------------------------------------------------------
*   Non-income producing security.
+   Aggregate cost for Federal income tax purposes is substantially the same.

                                      SEE NOTES TO FINANCIAL STATEMENTS.


Smith Barney Funds, Inc.
Equity Income Portfolio

Statement of Assets and Liabilities                                           December 31, 1995
------------------------------------------------------------------------------------------------
ASSETS:
    Investments, at value (Cost -- $575,962,374)                               $ 750,260,558
    Cash                                                                                 381
    Receivable for Fund shares sold                                                  796,561
    Dividends and interest receivable                                              2,137,127
    Other assets                                                                      80,411
------------------------------------------------------------------------------------------------
    Total Assets                                                                 753,275,038
------------------------------------------------------------------------------------------------
LIABILITIES:
    Dividends payable                                                                506,612
    Management fees payable                                                          376,463
    Distribution fees payable                                                        160,181
    Payable for Fund shares purchased                                                119,553
    Accrued expenses and other liabilities                                           197,477
------------------------------------------------------------------------------------------------
    Total Liabilities                                                              1,360,286
------------------------------------------------------------------------------------------------
Total Net Assets                                                               $ 751,914,752
------------------------------------------------------------------------------------------------
NET ASSETS:
    Par value of capital shares                                                $     515,367
    Capital paid in excess of par value                                          576,729,268
    Accumulated net realized gain on security transactions                           371,933
    Net unrealized appreciation of investments                                   174,298,184
------------------------------------------------------------------------------------------------
Total Net Assets                                                               $ 751,914,752
------------------------------------------------------------------------------------------------
Shares Outstanding:
    Class A                                                                       42,324,270
------------------------------------------------------------------------------------------------
    Class B                                                                          417,083
------------------------------------------------------------------------------------------------
    Class C                                                                        2,042,769
------------------------------------------------------------------------------------------------
    Class Z                                                                        6,752,593
------------------------------------------------------------------------------------------------
Net Asset Value:
     Class A (and redemption price)                                                   $14.59
------------------------------------------------------------------------------------------------
     Class B*                                                                         $14.54
------------------------------------------------------------------------------------------------
     Class C**                                                                        $14.57
------------------------------------------------------------------------------------------------
     Class Z (and redemption price)                                                   $14.61
------------------------------------------------------------------------------------------------
Class A Maximium Public Offering Price Per Share
(net asset value plus 5.26% of net asset value per share)                             $15.36
------------------------------------------------------------------------------------------------
 * Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed less than one year from initial purchase (See Note 2).
** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.
                                SEE NOTES TO FINANCIAL STATEMENTS.


Smith Barney Funds, Inc.
Equity Income Portfolio

Statement of Operations                                 For the Year Ended December 31, 1995
------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends                                                         $  21,517,038
   Interest                                                              4,714,644
------------------------------------------------------------------------------------------------
   Total Investment Income                                              26,231,682
------------------------------------------------------------------------------------------------
EXPENSES:
   Management fees (Note 2)                                              4,093,396
   Distribution fees (Note 2)                                            1,740,910
   Shareholder and system servicing fees                                   486,867
   Shareholder communications                                              190,000
   Registration fees                                                       170,000
   Custody                                                                  39,000
   Audit and legal                                                          30,002
   Directors' fees                                                          14,000
   Other                                                                    20,000
------------------------------------------------------------------------------------------------
   Total Expenses                                                        6,784,175
------------------------------------------------------------------------------------------------
Net Investment Income                                                   19,447,507
------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (Note 3):
   Realized Gain From Security Transactions
   (excluding short-term securities):
      Proceeds from sales                                              380,497,378
      Cost of securities sold                                          323,903,622
------------------------------------------------------------------------------------------------
Net Realized Gain                                                       56,593,756
------------------------------------------------------------------------------------------------
 Change in Net Unrealized Appreciation of Investments:
      Beginning of year                                                 51,104,489
      End of year                                                      174,298,184
------------------------------------------------------------------------------------------------
 Increase in Net Unrealized Appreciation                               123,193,695
------------------------------------------------------------------------------------------------
Net Gain on Investments                                                179,787,451
------------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                               $ 199,234,958
------------------------------------------------------------------------------------------------
                                    SEE NOTES TO FINANCIAL STATEMENTS.


Smith Barney Funds, Inc.
Equity Income Portfolio

Statements of Changes in Net Assets                           For the Year Ended December 31,
------------------------------------------------------------------------------------------------
                                                             1995                     1994
------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                $  19,447,507            $  22,461,726
   Net realized gain                                       56,593,756                7,232,686
   Increase (decrease) in net unrealized appreciation     123,193,695              (43,420,036)
------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets
     From Operations                                      199,234,958              (13,725,624)
------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                  (19,458,013)             (22,551,312)
   Net realized gains                                     (56,277,355)              (7,455,252)
------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions
    to Shareholders                                       (75,735,368)             (30,006,564)
------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 5):
   Net proceeds from sale of shares                        35,334,789              135,017,510
   Net asset value of shares issued in connection
    with the transfer of the Smith Barney
    Equity Fund's net assets (Note 6)                              --               88,308,192
   Net asset value of shares issued for reinvestment of
    dividends                                               70,023,680              27,216,070
   Cost of shares reacquired                              (129,386,207)           (199,254,008)
------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From
     Fund Share Transactions                               (24,027,738)             51,287,764
------------------------------------------------------------------------------------------------
Increase in Net Assets                                      99,471,852               7,555,576
NET ASSETS:
   Beginning of year                                       652,442,900             644,887,324
------------------------------------------------------------------------------------------------
   End of year*                                          $ 751,914,752           $ 652,442,900
------------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:                  --                 $10,506
------------------------------------------------------------------------------------------------
                                       SEE NOTES TO FINANCIAL STATEMENTS.

Smith Barney Funds, Inc.
Equity Income Portfolio
Notes to Financial Statements

1.  Significant Accounting Policies

  The Equity Income Portfolio ("Portfolio"), formerly known as "Income and Growth Portfolio", is a separate investment portfolio of the Smith Barney Funds, Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of this Portfolio and three other separate investment portfolios: U.S. Government Securities, Income Return Account, and Short-Term U.S. Treasury Securities Portfolios. The financial statements and financial highlights for the other portfolios are presented in separate annual reports.

  The significant accounting policies consistently followed by the Portfolio are: (a) securities transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. Government and Agency Obligations are valued at the mean between the bid and asked prices;
(c) short-term investments that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; short-term investments and securities maturing within 60 days or less are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (d) dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) direct expenses are charged to each portfolio and each class; management fees and general portfolio expenses are allocated on the basis of relative net assets; (g) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (h) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies to make distributions of taxable income sufficient to relieve it from substantially all Federal

Smith Barney Funds, Inc.
Equity Income Portfolio
Notes to Financial Statements (continued)

income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1995, reclassifications were made to the Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ from these amounts.

2.  Management Agreement
    and Transactions with Affiliated Persons

   Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment manager of the Fund. The Equity Income Portfolio pays SBMFM a management fee calculated at an annual rate of 0.60% on the Portfolio's average daily net assets up to $500 million, 0.55% on the next $500 million and 0.50% on average daily net assets in excess of $1.0 billion. These fees are calculated daily and paid monthly.

   Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of Fund shares and primary broker for its portfolio agency transactions. For the year ended December 31, 1995, SB received brokerage commissions of $312,572 and sales charges of approximately $47,000 on sales of the Portfolio's Class A shares.

   There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs less than one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. For the year ended December 31, 1995, CDSCs of approximately $1,000 were paid to SB.

   Pursuant to a Distribution Plan the Portfolio pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets for each class, respectively. In addition, the Portfolio also pays a distribution fee with respect to Class B

Smith Barney Funds, Inc.
Equity Income Portfolio
Notes to Financial Statements (continued)


net assets for each class, respectively. For the year ended December 31, 1995, total Distribution Plan fees were as follows:

                                      Class A       Class B     Class C
--------------------------------------------------------------------------------
Distribution Plan Fees               $1,442,402     $23,501    $275,007
--------------------------------------------------------------------------------
      All officers and three Directors of the Fund are employees of SB.

      3.  Investments

      During the year ended December 31, 1995, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

--------------------------------------------------------------------------------
Purchases                                                     $331,687,737
--------------------------------------------------------------------------------
Sales                                                          380,497,378
--------------------------------------------------------------------------------
      At December 31, 1995, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

--------------------------------------------------------------------------------
Gross unrealized appreciation                                 $177,973,098
Gross unrealized depreciation                                   (3,674,914)
--------------------------------------------------------------------------------
Net unrealized appreciation                                   $174,298,184
--------------------------------------------------------------------------------

      4.  Repurchase Agreements

      The Portfolio purchases (and its custodian take possession of) U.S. Government Securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolio requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

      5.  Capital Shares

      At December 31, 1995, the Fund had two billion shares of capital stock authorized with a par value of $0.01 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares. Effective November 7, 1994, the Fund adopted

Smith Barney Funds, Inc.
Equity Income Portfolio
Notes to Financial Statements (continued)


a new class structure, renaming existing Class B shares as Class C shares and exchanging former Class C shares into Class A shares.

   At December 31, 1995, total paid-in capital amounted to the following for each class:
                           Class A       Class B      Class C      Class Z
--------------------------------------------------------------------------------
Total Paid-in Capital    $459,187,170   $5,904,093  $27,531,331  $84,622,041
--------------------------------------------------------------------------------

Transactions in shares of each class were as follows:

                                           Year Ended                 Year Ended
                                        December 31, 1995          December 31, 1994*
                                      ---------------------    ---------------------------
                                      Shares         Amount      Shares         Amount
------------------------------------------------------------------------------------------
Class A++
Shares sold                         1,257,466     $17,631,623   3,925,141    $ 33,508,255
Net asset value of shares
  issued in connection with
  the transfer of Smith
  Barney Equity Fund's net
  assets (Note 6)                          --              --   6,640,327      87,697,961
Shares issued on
  reinvestment                      3,940,421      56,723,635   1,963,191      24,707,770
Shares redeemed                    (7,565,480)   (103,786,681)(15,128,995)   (191,764,655)
------------------------------------------------------------------------------------------
Net Decrease                       (2,367,593)  $ (29,431,423) (2,600,336)  $ (45,850,669)
------------------------------------------------------------------------------------------
Class B
Shares sold                           383,746   $   5,468,312      31,333   $     385,206
Shares issued on reinvestment          32,917         476,304         406           4,935
Shares redeemed                       (28,716)       (399,167)     (2,603)        (31,497)
------------------------------------------------------------------------------------------
Net Increase                          387,947   $   5,545,449      29,136   $     358,644
------------------------------------------------------------------------------------------
Class C+
Shares sold                           240,559   $   3,375,523   1,382,439   $  18,194,922
Net asset value of shares
  issued in connection with
  the transfer of Smith
  Barney Equity Fund's net
  assets (Note 6)                          --              --      46,193         610,231
Shares issued on reinvestment         180,858       2,604,330      74,754         936,415
Shares redeemed                      (636,749)     (8,570,732)   (403,684)     (5,134,706)
------------------------------------------------------------------------------------------
Net Increase (Decrease)              (215,332)  $  (2,590,879)   1,099,702  $  14,606,862
------------------------------------------------------------------------------------------

Smith Barney Funds, Inc.
Equity Income Portfolio
Notes to Financial Statements (continued)

                                           Year Ended                 Year Ended
                                        December 31, 1995          December 31, 1994*
                                      ---------------------    ---------------------------
                                      Shares         Amount      Shares         Amount
------------------------------------------------------------------------------------------
Class Z
Shares sold                         665,866       $ 8,859,331   6,623,375    $  82,929,127
Shares issued on reinvestment       709,558        10,219,411     128,353        1,566,950
Shares redeemed                  (1,185,176)      (16,629,627)   (189,383)      (2,323,150)
------------------------------------------------------------------------------------------
Net Increase                        190,248       $ 2,449,115   6,562,345    $  82,172,927
------------------------------------------------------------------------------------------
 * For Class B and Class Z shares, transactions are for the period from November 7, 1994 (inception date) to December 31, 1994.
++ On October 10, 1994, the former Class C shares were exchanged into Class A shares; therefore for the period from January 1, 1994 to October 9, 1994 the Class C share activity is included with the Class A share activity.
 + On November 7, 1994, the former Class B shares were renamed Class C shares.

      6. Transfer of Net Assets

      On March 4, 1994, the Portfolio acquired the net assets and certain liabilities of the Smith Barney Equity Fund, Inc. ("Equity Fund") pursuant to a plan of reorganization approved by the Equity Fund shareholders on February 25, 1994. Total shares issued by the Portfolio and the total net assets of Equity Fund on the date of the transfer were:

                                           Total Net
                              Shares       Assets of        Total Net
                             Issued by      Acquired        Assets of
Acquired Fund               the Portfolio     Fund         the Portfolio
--------------------------------------------------------------------------
Equity Fund                   6,686,520    $88,308,192      $647,328,273
--------------------------------------------------------------------------

      The total net assets of the Equity Fund before acquisition included unrealized appreciation of $17,574,361. The transaction was structured for tax purposes to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

Smith Barney Funds, Inc.
Equity Income Portfolio

Financial Highlights

For a share of each class of capital stock outstanding throughout each year:

Class A Shares(1)                            1995         1994         1993       1992       1991
----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year         $  12.18   $    13.31     $  12.48   $  12.51   $  10.54
----------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
Net investment income                          0.39         0.43         0.46       0.50       0.56
Net realized and unrealized gain (loss)        3.59        (1.00)        1.56       0.38       2.19
----------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations            3.98        (0.57)        2.02       0.88       2.75
----------------------------------------------------------------------------------------------------
Less Distributions From:
Net investment income                         (0.39)       (0.42)       (0.46)     (0.51)     (0.73)
Net realized gains(2)                         (1.18)       (0.14)       (0.73)     (0.40)     (0.05)
----------------------------------------------------------------------------------------------------
Total Distributions                           (1.57)       (0.56)       (1.19)     (0.91)     (0.78)
----------------------------------------------------------------------------------------------------
Net Asset Value, End of Year               $  14.59   $    12.18     $  13.31   $  12.48   $  12.51
----------------------------------------------------------------------------------------------------
Total Return                                  33.05%       (4.31)%      16.38%      7.23%     26.57%
----------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $617,431   $  544,572     $627,870   $573,085   $583,686
----------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
Expenses                                       1.02%        0.96%        0.91%      0.92%      0.84%
Net investment income                          2.78         3.31         3.42       3.97       4.80
----------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                       51.27%       26.77%       46.10%     39.16%     44.50%
----------------------------------------------------------------------------------------------------
Class B Shares                                1995         1994(3)
----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year         $  12.15     $  12.54
Income (Loss) From Operations:
Net investment income                          0.24         0.03
Net realized and unrealized gain (loss)        3.62        (0.19)
----------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations            3.86        (0.16)
----------------------------------------------------------------------------------------------------
Less Distributions From:
Net investment income                         (0.29)       (0.09)
Net realized gains(2)                         (1.18)       (0.14)
----------------------------------------------------------------------------------------------------
Total Distributions                           (1.47)       (0.23)
----------------------------------------------------------------------------------------------------
Net Asset Value, End of Year              $   14.54   $    12.15
----------------------------------------------------------------------------------------------------
Total Return                                  32.07%       (1.28)%++
----------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)            $   6,065   $      354
----------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
Expenses                                       1.73%        1.15%+
Net investment income                          1.83         2.11+
----------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                       51.27%       26.77%

(1) On October 10, 1994 the former Class C shares were exchanged into Class A shares; therefore for the period from January 1, 1994 to October 9, 1994 the Class C share activity is included with the Class A share activity.
(2) Net short term gains, if any, are included and reported as ordinary income for income tax purposes.
(3)  For the period from November 7, 1994 (inception date) to December 31, 1994.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 +   Annualized.

Smith Barney Funds, Inc.
Equity Income Portfolio

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year:

Class C Shares(1)                                    1995                         1994                        1993         1992(2)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                $ 12.18                   $    13.30                     $ 12.48    $    12.87
----------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                              0.27                         0.31                        0.38          0.17
  Net realized and unrealized gain (loss)            3.59                        (0.95)                       1.53         (0.10)
----------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                  3.86                        (0.64)                       1.91          0.07
----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                             (0.29)                       (0.34)                      (0.36)        (0.06)
  Net realized gains(3)                             (1.18)                       (0.14)                      (0.73)        (0.40)
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                 (1.47)                       (0.48)                      (1.09)        (0.46)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                      $ 14.57                   $    12.18                     $ 13.30    $    12.48
----------------------------------------------------------------------------------------------------------------------------------
Total Return                                        32.01%                       (4.91)%                     15.46%        (0.57)%++
----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                    $29,758                   $   27,507                     $15,408    $    1,504
----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                           1.79%                        1.75%                       1.65%          1.58%+
  Net investment income                              2.00                         2.49                        2.59           1.80+
----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             51.27%                       26.77%                      46.10%         39.16%
----------------------------------------------------------------------------------------------------------------------------------
Class Z Shares                                       1995                         1994(4)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year               $    12.19                     $ 12.54
----------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                                0.43                         0.07
  Net realized and unrealized gain (loss)              3.59                        (0.16)
----------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                    4.02                        (0.09)
----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                               (0.42)                       (0.12)
  Net realized gains(3)                               (1.18)                       (0.14)
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                   (1.60)                       (0.26)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                        $ 14.61                   $    12.19
----------------------------------------------------------------------------------------------------------------------------------
Total Return                                          33.41%                       (0.73)%++
----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                      $98,661                   $   80,010
----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                             0.69%                        0.42%+
  Net investment income                                3.11                         3.88+
----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               51.27%                       26.77%
----------------------------------------------------------------------------------------------------------------------------------

(1)  On November 7, 1994, the former Class B shares were renamed Class C shares.
(2)  For the period from December 2, 1992 (inception date) to December 31, 1992.
(3) Net short term gains, if any, are included and reported as ordinary income for income tax purposes.
(4)  For the period from November 7, 1994 (inception date) to December 31, 1994.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 +   Annualized.

Smith Barney Funds, Inc.
Equity Income Portfolio

Independent Auditors' Report

To the Board of Directors and Shareholders of Smith Barney Funds, Inc.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Equity Income Portfolio of Smith Barney Funds, Inc., as of December 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures include confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Equity Income Portfolio of Smith Barney Funds, Inc. as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.


                                         KPMG PEAT MARWICK LLP
New York, New York
February 13, 1996

Smith Barney Funds, Inc.
Equity Income Portfolio

Tax Information (unaudited)


  The amount of long-term capital gains paid by the Fund to its shareholders for the fiscal year ended December 31, 1995, was $55,423,063.

Smith Barney
Funds, Inc.

Directors
Jessica M. Bibliowicz
Joseph H. Fleiss
Donald R. Foley
Paul Hardin
Francis P. Martin, M.D.
Heath B. McLendon, Chairman
Roderick C. Rasmussen
Bruce  D. Sargent
John P. Toolan
C. Richard Youngdahl

Officers
Heath B. McLendon
Chief Executive Officer

Jessica M. Bibliowicz
President

Lewis E. Daidone
Senior Vice President
and Treasurer

Bruce D. Sargent
Vice President

Ayako Weissman
Vice President

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary


SMITH BARNEY
------------
  A Member of Travelers Group [ART]



Investment Manager
Smith Barney Mutual Funds
Management Inc.

Distributor
Smith Barney Inc.

Custodian
PNC Bank

Shareholder
Servicing Agent
First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134



This report is submitted for the general information of the shareholders of Smith Barney Funds, Inc. -- Equity Income Portfolio. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Portfolio, which contains information concerning the Portfolio's investment policies and expenses as well as other pertinent information.


Smith Barney Funds, Inc.
388 Greenwich Street
New York, New York 10013

FD0853 2/96

Annual Report

1995
1995
1995
1995
1995

Smith Barney
Funds, Inc.

Income Return
Account Portfolio

Short-Term U.S.
Treasury Securities
Portfolio
---------------------
December 31, 1995

[Logo]  Smith Barney Mutual Funds
        Investing For Your Future.
        Every Day.

Income Return Account and Short-Term
U.S. Treasury Securities Portfolios

Dear Shareholder:

We are pleased to provide you with the annual report for Smith Barney Funds, Inc.--Income Return Account Portfolio and Short-Term U.S. Treasury Securities Portfolio for the year ended December 31, 1995. For your convenience, we have briefly summarized this period's prevailing economic and market conditions below. A more detailed summary of performance and current holdings can be found in the appropriate sections that follow in the annual report.

1995: The Year In Review

When 1995 began, the Federal Reserve had already raised interest rates six times in 1994. The year started with signs that the U.S. economy, as measured by gross domestic product (GDP), would continue its recovery. In fact, various economic indicators showed strength and it appeared that the U.S. economy was growing at an annual rate of roughly 5.0%. This rapid economic growth, combined with strong employment, was seen by the Federal Reserve as a sign of a possible increase in the rate of inflation. In an effort to head off any such increase, the Federal Reserve raised the federal funds rate from 5.50% to 6.00% in early 1995, effectively slowing economic growth.

As early as March, automobile manufacturers, for example, began reporting sluggish demand and responded with production cuts. This contributed to slower economic growth and the Federal Reserve Board's concerns were allayed. The Federal Reserve eased monetary policy on July 6, 1995 by lowering the federal funds rate from 6.00% to 5.75%. Following its July meeting, the Federal Reserve held firm and did not lower short-term interest rates until its final meeting of the year. Citing subdued inflation, the Federal Reserve lowered the federal funds rate another 25 basis points to 5.50% in December.

Income Return Account Portfolio Performance

The Income Return Account Portfolio seeks high current income from a portfolio of high-quality debt obligations and employs an immunization strategy to minimize the risk of loss of account value. For the year ended December 31, 1995, the annual total return of the Portfolio's Class A shares was 8.43%, which compares favorably to the 8.09% total return from its benchmark, the Salomon Brothers 1-Year Treasury Index.

Portfolio Strategy
The Income Return Account Portfolio invests in money market instruments to help provide stability, and short- and intermediate-term securities to provide enhanced return. While intermediate-term securities are normally defined as issues maturing within ten years, the Income Return Account Portfolio limits the maturities of the securities it holds to five years. For defensive purposes, the Portfolio also employs an immunization strategy. (The Portfolio's immunizations strategy involves the use of proprietary technology that helps the portfolio manager forecast the direction of interest rates.) While minor day-to-day price fluctuations are unavoidable, this strategy should produce sufficient income during adverse market conditions to offset any potential decline in prices of the Portfolio's intermediate-term issues. In extremely uncertain or volatile periods for interest rates, it's possible for the Portfolio to be fully invested in short-term money market instruments. Unlike money market funds, which generally seek to maintain a stable net asset value (NAV) of $1.00 per share, the Income Return Account Portfolio's NAV does fluctuate with market conditions; however, the immunization strategy has worked well. In the 43 quarters since the Portfolio's inception, it has only posted one down quarter--the first quarter of 1992, when the Portfolio posted a negative total return of--0.13%.

Because the Portfolio invests in short- and intermediate-term fixed income issues, it has the flexibility to take advantage of changing opportunities. And because the securities in the Portfolio are "laddered" to mature at different times, we were able to adapt to the changing interest rate environment during 1995. A laddered portfolio is one with bonds that have varying maturities. By purchasing bonds that mature at set intervals, the Portfolio is diversified in case of changes in interest rates.

At the beginning of the year, the Portfolio's average-weighted maturity was approximately one year. At the end of July 1995 however, we had extended the maturity to 1.02 years. We shortened the Portfolio's average weighted maturity to 0.82 years in September, increased it slightly at the end of October to 0.93 years and ended 1995 with an average-weighted maturity of 0.90 years.

Short-Term U.S. Treasury Securities
Portfolio Performance and Strategy

For the year ended December 31, 1995, Class A shares of Smith Barney Funds, Inc. --Short Term U.S. Treasury Securities Portfolio posted a total return of 13.16%, in line with the total return of 13.36% for the Salomon Brothers 3-Year Treasury Index for the same time period. At year end, the Portfolio's average-weighted maturity was 3.14 years.

The Short-Term U.S. Treasury Securities Portfolio is also managed with a laddered portfolio strategy to protect against interest-rate risk. Currently, the Portfolio is employing this laddered approach to take advantage of any future monetary easing by the Federal Reserve and to benefit from any further declines in longer maturity bonds.

Market Outlook

There are both positive and negative factors to consider as we enter 1996. On the negative side, the stalled budget negotiations in Washington, D.C., a potential debt default by the U.S. government and the situation in Bosnia are, in our view, developing situations that investors should watch closely.

While there are always negative factors that may adversely affect the market, our outlook for the next six months is positive because of strong economic fundamentals such as moderate economic growth with low inflation and the rise of fiscal conservatism and the likelihood of an eventual budget compromise in Washington, D.C. In addition, the strengthening U.S. dollar, declining interest rates and changing demographics such as the aging of America that should act to spur more savings and investing are also positive factors worth noting.

In closing, we would like to thank you for your investment in Smith Barney Funds, Inc. --Income Return Account Portfolio and Short-Term U.S. Treasury Securities Portfolio.

Sincerely,

/s/ Heath B. McLendon                   /s/ James E. Conroy

Heath B. McLendon                           James E. Conroy
Chairman and                                Portfolio Manager
Chief Executive Officer


/s/ Patrick Sheehan

Patrick Sheehan
Portfolio Manager

January 15, 1996

Smith Barney Funds, Inc.
Income Return Account Portfolio
--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                        Net Asset Value
                        Beginning  End      Income    Capital Gain    Total
Year Ended               of Year  of Year  Dividends  Distributions  Returns(1)
===============================================================================
12/31/95                   $9.34    $9.60      $0.51          $0.00     8.43%
12/31/94                    9.59     9.34       0.45           0.00     2.14
12/31/93                    9.68     9.59       0.47           0.00     4.00
12/31/92                    9.65     9.68       0.52           0.00     5.85
12/31/91                    9.38     9.65       0.73           0.00    11.06
12/31/90                    9.31     9.38       0.74           0.00     9.10
12/31/89                    9.12     9.31       0.75           0.00    10.67
12/31/88                    9.26     9.12       0.72           0.00     6.48
12/31/87                    9.43     9.26       0.60           0.06     5.36
12/31/86                    9.51     9.43       0.87           0.01     8.78
===============================================================================
Total                                          $6.36          $0.07
===============================================================================

Historical Performance -- Class C Shares

                        Net Asset Value
                        Beginning  End      Income    Capital Gain    Total
Year Ended               of Year  of Year  Dividends  Distributions  Returns(1)
===============================================================================
12/31/95                   $9.34    $9.60      $0.48          $0.00     8.06%
12/31/94                    9.58     9.34       0.42           0.00     1.86
12/31/93                    9.68     9.58       0.43           0.00     3.53
Inception*-12/31/92         9.69     9.68       0.04           0.00     0.31+
===============================================================================
Total                                          $1.37          $0.00
===============================================================================
Historical Performance -- Class Y Shares

                        Net Asset Value
                        Beginning  End      Income    Capital Gain    Total
Year Ended               of Year  of Year  Dividends  Distributions  Returns(1)
===============================================================================
12/31/95                   $9.34    $9.60      $0.51          $0.00     8.43%
12/31/94                    9.59     9.34       0.44           0.00     2.01
Inception*-12/31/93         9.72     9.59       0.42           0.00     3.01+
===============================================================================
Total                                          $1.37          $0.00
===============================================================================

Smith Barney Funds, Inc.
Income Return Account Portfolio
--------------------------------------------------------------------------------
Historical Performance--Class Z Shares
--------------------------------------------------------------------------------

                       Net Asset Value
                      ------------------
                      Beginning    End     Income    Capital Gain    Total
Year Ended             of Year   of Year  Dividends  Distributions  Returns(1)
-----------------------------------------------------------------------------
12/31/95                $9.35     $9.61     $0.51        $0.00        8.43%
Inception*-12/31/94      9.42      9.35      0.12         0.00        0.38+
-----------------------------------------------------------------------------
Total                                       $0.63        $0.00
=============================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------
                                      Without Sales Charge(1)
                                -------------------------------------
                                Class A   Class C   Class Y   Class Z
                                -------------------------------------
Year Ended 12/31/95              8.43%     8.06%     8.43%     8.43%
Five Years Ended 12/31/95        6.31       N/A       N/A       N/A
Ten Years Ended 12/31/95         7.14       N/A       N/A       N/A
Inception* through 12/31/95      7.47      4.50      4.59      7.75
                                        With Sales Charge(2)
                                -------------------------------------
                                Class A   Class C   Class Y   Class Z
                                -------------------------------------
Year Ended 12/31/95              6.27%     7.06%     8.43%     8.43%
Five Years Ended 12/31/95        5.88       N/A       N/A       N/A
Ten Years Ended 12/31/95         6.92       N/A       N/A       N/A
Inception* through 12/31/95      7.27      4.50      4.59      7.75

Smith Barney Funds, Inc.
Income Return Account Portfolio
--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------
                                             Without
                                         Sales Charge(1)
                                         ---------------
Class A (12/31/85 through 12/31/95)           99.27%
Class C (Inception* through 12/31/95)         14.31
Class Y (Inception* through 12/31/95)         13.95
Class Z (Inception* through 12/31/95)          8.95

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect a deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class C shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 2.00% and Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

* Inception dates for Class A, C, Y and Z shares are March 4, 1985, December 16, 1992, February 1, 1993 and November 7, 1994, respectively.

+ Total return is not annualized, as it may not be representative of the total return for the year.

Smith Barney Funds, Inc.
Income Return Account Portfolio
--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

                Growth of $10,000 Invested in Class A Shares of
                    the Income Return Account Portfolio vs.
                    Salomon Brothers 1-Year Treasury Index+
                         December 1985 -- December 1995

                    Income Return        Salomon Brothers
                  Account Portfolio    1-Year Treasury Index

12/85                    9754                  10000
12/86                   10423                  10804
12/87                   10918                  11424
12/88                   11625                  12122
12/89                   12865                  13343
12/90                   14126                  14534
12/91                   15607                  15811
12/92                   16605                  16571
12/93                   17269                  17206
12/94                   17630                  17658
12/95                   19118                  19085


+ Hypothetical illustration of $10,000 invested in Class A shares on December 31, 1985, assuming deduction of the maximum 2.50% sales charge in effect at the time of investment and the reinvestment of dividends (after deduction of applicable sales charge through November 7, 1994, and thereafter at net asset value) and capital gains, if any, at net asset value through December 31, 1995. The Salomon Brothers 1-Year Treasury Index is composed of the most recently issued twelve month United States Treasury Bill tracks the T-Bill's return until its maturity. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

   All figures represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Smith Barney Funds, Inc.
Short-Term U.S. Treasury Securities Portfolio
--------------------------------------------------------------------------------
Historical Performance--Class A Shares
--------------------------------------------------------------------------------
                         Net Asset Value
                        ------------------
                        Beginning    End     Income    Capital Gain    Total
Year Ended               of Year   of Year  Dividends  Distributions  Returns
=============================================================================
12/31/95                  $3.91    $ 4.19     $0.22        $0.00       13.16%
12/31/94                   4.16      3.91      0.18         0.00       (2.15)
12/31/93                   4.12      4.16      0.18         0.02        6.01
12/31/92                   4.09      4.12      0.19         0.01        5.92
Inception*-12/31/91        4.01      4.09      0.03         0.01        2.85+
Total                                         $0.80        $0.04

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Return--Class A Shares
--------------------------------------------------------------------------------
                                                                Without
                                                              Sales Charge
==========================================================================
Year Ended 12/31/95                                              13.16%
Inception* through 12/31/95                                       6.26
==========================================================================

--------------------------------------------------------------------------------
Cumulative Total Return--Class A Shares
--------------------------------------------------------------------------------
                                                                Without
                                                              Sales Charge
==========================================================================
Inception* through 12/31/95                                      28.56%
==========================================================================

* The inception date for Class A shares is November 11, 1991.
+ Total return is not annualized, as it may not be representative of the total return for the year.

Smith Barney Funds, Inc.
Short-Term U.S. Treasury Securities Portfolio
--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------
                Growth of $10,000 Invested in Class A Shares of
             the Short-Term U.S. Treasury Securities Portfolio vs.
                    Salomon Brothers 3-Year Treasury Index+
--------------------------------------------------------------------------------
                         November 1991--December 1995

                       Short-term       Salomon Brothers 3-Year
                      U.S. Treasury          Treasury Index
11/11/91                  10000                   10000
12/91                     10285                   10230
12/92                     10894                   10902
12/93                     11549                   11653
12/94                     11301                   11471
12/95                     12856                   13004

+ Hypothetical illustration of $10,000 invested in shares at inception on November 11, 1991, assuming reinvestment of dividends and capital gains, if any, at net asset value through December 31, 1995. The Salomon Brothers 3-Year Treasury Index is composed of the most recently issued 3-year United States Treasury Note which is used to track the Note's return until its maturity. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund.

  All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Smith Barney Funds, Inc.
--------------------------------------------------------------------------------
Schedules of Investments                                       December 31, 1995
--------------------------------------------------------------------------------
                            INCOME RETURN ACCOUNT PORTFOLIO

     FACE
    AMOUNT                    SECURITY                                VALUE
--------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS--76.0%
$  3,000,000   U.S. Treasury Note, 5.500% due 4/30/96              $ 3,002,580
   2,000,000   U.S. Treasury Note, 4.250% due 5/15/96                1,993,100
   4,000,000   U.S. Treasury Note, 6.250% due 8/31/96                4,024,040
   5,000,000   U.S. Treasury Note, 6.750% due 2/28/97                5,087,600
   2,000,000   U.S. Treasury Note, 7.125% due 9/30/99                2,121,540
   3,000,000   Federal Farm Credit Bank, 4.000% due 2/3/97           2,961,720
--------------------------------------------------------------------------------
               TOTAL U.S. GOVERNMENT & AGENCY
               OBLIGATIONS (Cost--$18,929,070)                      19,190,580
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS--24.0%
   5,876,000   Goldman Sachs Inc., 5.649% due 1/2/96,
               Proceeds at maturity--$5,879,688; (Fully
               collateralized by U.S. Treasury Notes, 5.375%
               due 11/30/97; Market value--$5,996,262)               5,876,000
     189,000   Morgan Stanley Inc., 5.850% due 1/2/96,
               Proceeds at maturity--$189,123; (Fully
               collateralized by U.S. Treasury Notes, 5.125%
               due 4/30/98; Market value--$192,834)                    189,000
--------------------------------------------------------------------------------
               TOTAL REPURCHASE AGREEMENTS
               (Cost--$6,065,000)                                    6,065,000
================================================================================
               TOTAL INVESTMENTS--100%
               (Cost--$24,994,070)                                 $25,255,580
================================================================================

                      See Notes to Financial Statements.

Smith Barney Funds, Inc.
--------------------------------------------------------------------------------
Schedules of Investments (continued)                           December 31, 1995
--------------------------------------------------------------------------------
                   SHORT-TERM U.S. TREASURY SECURITIES PORTFOLIO

     FACE
    AMOUNT                    SECURITY                                VALUE
--------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS--100%
$  5,500,000   U.S. Treasury Note, 6.500% due 11/30/96            $  5,564,350
  10,500,000   U.S. Treasury Note, 4.750% due 2/15/97               10,448,550
   1,000,000   U.S. Treasury Note, 5.500% due 7/31/97                1,005,340
   5,000,000   U.S. Treasury Note, 6.500% due 8/15/97                5,101,600
   9,000,000   U.S. Treasury Note, 6.000% due 11/30/97               9,132,030
   2,750,000   U.S. Treasury Note, 6.000% due 12/31/97               2,792,735
   4,000,000   U.S. Treasury Note, 4.750% due 10/31/98               3,949,800
  10,500,000   U.S. Treasury Note, 6.500% due 4/30/99               10,891,650
  20,000,000   U.S. Treasury Note, 6.750% due 5/31/99               20,899,600
  11,000,000   U.S. Treasury Note, 6.875% due 7/31/99               11,557,480
   5,000,000   U.S. Treasury Note, 5.875% due 2/15/04                5,107,950
  24,300,000   U.S. Treasury Strip, zero coupon due 2/15/00         19,573,407
--------------------------------------------------------------------------------
               TOTAL INVESTMENTS--100%
               (Cost--$102,100,725)+                              $106,024,492
================================================================================
+ Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.

Smith Barney Funds, Inc.
--------------------------------------------------------------------------------
Statements of Assets and Liabilities                           December 31, 1995
--------------------------------------------------------------------------------
                                                       Income      Short-Term
                                                       Return     U.S. Treasury
                                                       Account     Securities
                                                      Portfolio     Portfolio
================================================================================
ASSETS:
    Investments, at value (Cost--$18,929,070
      and $102,100,725)                             $19,190,580   $106,024,492
    Repurchase agreements (Cost--$ 6,065,000)         6,065,000              -
    Cash                                                    726        110,445
    Receivable for Fund shares sold                         129          6,900
    Interest receivable                                 295,927      1,190,649
    Other assets                                        157,345              -
    Receivable from manager                                  --         46,662
--------------------------------------------------------------------------------
    Total Assets                                     25,709,707    107,379,148
================================================================================
LIABILITIES:
    Payable for Fund shares purchased                    89,066         77,249
    Dividend payable                                     19,824         43,351
    Management fees payable                               9,113              -
    Distribution fees payable                             1,093         31,960
    Accrued expenses and other liabilities               26,096        127,494
--------------------------------------------------------------------------------
    Total Liabilities                                   145,192        280,054
--------------------------------------------------------------------------------
Total Net Assets                                    $25,564,515   $107,099,094
================================================================================
NET ASSETS:
    Par value of capital shares                     $    26,619   $    255,690
    Capital paid in excess of par value              26,971,962    110,973,663
    Undistributed net investment income                  17,808              -
    Accumulated net realized loss on investments     (1,713,384)    (8,054,026)
    Net unrealized appreciation of investments          261,510      3,923,767
--------------------------------------------------------------------------------
Total Net Assets                                    $25,564,515   $107,099,094
================================================================================

Shares Outstanding:
    Class A                                           1,700,013     25,568,994
    Class C                                             262,459              -
    Class Y                                              99,116              -
    Class Z                                             600,282              -

Net Asset Value:
    Class A (and redemption price)                        $9.60          $4.19
    Class C*                                              $9.60              -
    Class Y (and redemption price)                        $9.60              -
    Class Z (and redemption price)                        $9.61              -

Class A Maximum Public Offering Price Per Share
   (net asset value plus 2.04% of net asset
   value per share)                                       $9.80          $4.19
================================================================================
* Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                      See Notes to Financial Statements.

Smith Barney Funds, Inc.
--------------------------------------------------------------------------------
Statements of Operations                    For the Year Ended December 31, 1995
--------------------------------------------------------------------------------
                                                       Income      Short-Term
                                                       Return     U.S. Treasury
                                                       Account     Securities
                                                      Portfolio     Portfolio
================================================================================
INVESTMENT INCOME:
    Interest                                         $1,719,313    $ 5,624,350
--------------------------------------------------------------------------------
EXPENSES:
    Management fees (Note 2)                            125,055        403,161
    Distribution fees (Note 2)                            9,541        313,569
    Registration fees                                    28,374         65,003
    Shareholder and system servicing fees                14,655         46,778
    Custody                                               1,500         18,002
    Shareholder communications                           10,000         13,998
    Audit and legal                                      11,300          8,602
    Directors' fees                                       3,500          3,103
    Other                                                 2,000          5,202
--------------------------------------------------------------------------------
    Total Expenses                                      205,925        877,418
--------------------------------------------------------------------------------
Net Investment Income                                 1,513,388      4,746,932
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 3):
    Realized Gain (Loss) From Long-Term
    Security Transactions:
      Proceeds from sales                            17,340,625     65,454,151
      Cost of securities sold                        17,300,122     66,578,289
--------------------------------------------------------------------------------
    Net Realized Gain (Loss) From
     Long-Term Security Transactions                     40,503     (1,124,138)
--------------------------------------------------------------------------------
    Realized Gain From Short-Term
    Security Transactions:
      Proceeds from Sales                            12,436,560              -
      Cost of securities sold                        12,374,226              -
--------------------------------------------------------------------------------
    Net Realized Gains From
     Short-Term Security Transactions                    62,334              -
--------------------------------------------------------------------------------
    Net Realized Gain (Loss)                            102,837     (1,124,138)
    Increase in Net Unrealized Appreciation
     (Note 6)                                           724,801      7,502,923
--------------------------------------------------------------------------------
Net Gain on Investments                                 827,638      6,378,785
--------------------------------------------------------------------------------
Increase in Net Assets From Operations               $2,341,026    $11,125,717
================================================================================

                      See Notes to Financial Statements.

Smith Barney Funds, Inc.
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------
For the Years Ended December 31,

                                                           Income Return
                                                         Account Portfolio
                                                    ---------------------------
                                                        1995           1994
================================================================================
OPERATIONS:
  Net investment income                             $ 1,513,388    $ 2,203,747
  Net realized gain (loss)                              102,837       (547,137)
  Increase in net unrealized appreciation
   (depreciation)                                       724,801       (689,785)
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations              2,341,026        966,825
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                              (1,510,819)    (2,191,210)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
   Distributions to Shareholders                     (1,510,819)    (2,191,210)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 5):
  Net proceeds from sale of shares                    2,507,895     13,380,684
  Net asset value of shares issued for
   reinvestment of dividends                          1,263,875      1,738,307
  Cost of shares reacquired                         (11,328,757)   (41,882,513)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
   Fund Share Transactions                           (7,556,987)   (26,763,522)
--------------------------------------------------------------------------------
Decrease in Net Assets                               (6,726,780)   (27,987,907)

NET ASSETS:
  Beginning of year                                  32,291,295     60,279,202
--------------------------------------------------------------------------------
  End of year*                                      $25,564,515    $32,291,295
================================================================================
* Includes undistributed net
  investment income of:                                 $17,808        $15,239
================================================================================

                      See Notes to Financial Statements.

Smith Barney Funds, Inc.
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------
For the Years Ended December 31,

                                                           Short-Term
                                                          U.S. Treasury
                                                       Securities Portfolio
                                                   ----------------------------
                                                        1995           1994
================================================================================
OPERATIONS:
  Net investment income                            $  4,746,932   $  7,334,575
  Net realized loss                                  (1,124,138)    (3,948,419)
  Increase in net unrealized appreciation
   (depreciation)                                     7,502,923     (6,533,895)
--------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets
   From Operations                                   11,125,717     (3,147,739)
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                              (4,746,932)    (7,334,575)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
   Distributions to Shareholders                     (4,746,932)    (7,334,575)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 5):
  Net proceeds from sale of shares                   10,999,038     89,709,541
  Net asset value of shares issued in
   connection with the transfer of the
   Smith Barney Income Trust--Smith
   Barney Limited Maturity Treasury
   Fund's net assets (Note 6)                        53,909,184              -
  Net asset value of shares issued for
   reinvestment of dividends                          3,983,544      6,166,194
  Cost of shares reacquired                         (56,878,050)  (202,445,248)
--------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From
   Fund Share Transactions                           12,013,716   (106,569,513)
--------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                    18,392,501   (117,051,827)

NET ASSETS:
  Beginning of year                                  88,706,593    205,758,420
--------------------------------------------------------------------------------
  End of year                                      $107,099,094  $  88,706,593
================================================================================

                      See Notes to Financial Statements.

Smith Barney Funds, Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------
    1. Significant Accounting Policies

    The Income Return Account Portfolio ("Income Return Account") and the Short-Term U.S. Treasury Securities Portfolio ("Short-Term U.S. Treasury") are separate investment portfolios ("Portfolios") of the Smith Barney Funds, Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund consists of these Portfolios and two other separate investment portfolios: Equity Income and U.S. Government Securities Portfolios. The financial statements and financial highlights for the other portfolios are presented in separate annual reports.

    The significant accounting policies consistently followed by the Portfolios are: (a) securities transactions are accounted for on the trade date; (b) U.S. Government and Agency Obligations are valued at the mean between the bid and asked prices; (c) short-term investments that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; short-term investments and securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premiums, which approximates market value; (d) interest income is recorded on the accrual basis; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) direct expenses are charged to each portfolio and each class; management fees and general fund expenses are allocated on the basis of relative net assets; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) each portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1995, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this price change; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial

Smith Barney Funds, Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)(continued)
--------------------------------------------------------------------------------

markets and any other parameters used in determining these estimates could cause actual results to differ from these amounts.

    2. Management Agreements and Transactions with Affiliated Persons

    Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc., acts as investment manager to the Fund. The management fee for the Income Return Account and U.S. Government Securities Portfolios is determined by aggregating the assets of each Portfolio and applying a formula calculated at the annual rate of 0.50% on the first $200 million of the aggregate average daily net assets of the two portfolios and 0.40% on the aggregate average daily net assets in excess of $200 million; this total is then allocated to each Portfolio based on their relative average daily net assets. Short-Term U.S. Treasury pays SBMFM a management fee calculated at the annual rate of 0.45% of the Portfolio's average daily net assets. These fees are calculated daily and paid monthly.

    Smith Barney Inc. ("SB"), another subsidiary of Smith Barney Holdings Inc., acts as distributor of Fund shares. For the year ended December 31, 1995, SB received sales charges of approximately $33,000 on sales of Income Return Account Class A shares.

    There is a contingent deferred sales charge ("CDSC") of 1.00% on Class C shares if redemption occurs less than one year from initial purchase. For the year ended December 31, 1995, CDSCs paid to SB for Class C shares were approximately $1,000.

    Pursuant to a Distribution Plan, Income Return Account pays a distribution fee and service fee with respect to its Class C shares calculated at an annual rate of 0.20% and 0.15% of average daily net assets, respectively. Short-Term U.S. Treasury pays a service fee with respect to Class A shares calculated at the annual rate of 0.25% of its average daily net assets and a distribution fee calculated at the annual rate of 0.10% of average daily net assets. For the year ended December 31, 1995, total Distribution Plan fees were as follows:

                                                    Class A     Class C
=======================================================================
Income Return Account                              $     --     $9,541
Short-Term U.S. Treasury                            313,569           -
=======================================================================

    All officers and three Directors of the Fund are employees of SB.

Smith Barney Funds, Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------
    3. Investments

    During the year ended December 31, 1995, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                               Income
                                               Return      Short-Term
                                               Account    U.S. Treasury
=======================================================================
Purchases                                    $21,839,540   $25,328,281
Sales                                         19,340,625    65,454,151
=======================================================================

At December 31, 1995, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes by Portfolio were approximately as follows:

                                               Income
                                               Return      Short-Term
                                               Account    U.S. Treasury
=======================================================================
Gross unrealized appreciation                  $264,972     $4,000,021
Gross unrealized depreciation                    (3,462)       (76,254)
Net unrealized appreciation                    $261,510     $3,923,767
======================================================================

    4. Repurchase Agreements

    The Portfolios purchase (and their custodian take possession of) U.S. Government Securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

    5. Capital Shares

    At December 31, 1995, the Fund had two billion shares of capital stock authorized with a par value of $0.01 per share. The Income Return Account has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Income Return Account and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares. Effective November 7, 1994, the Fund adopted a new class structure, renaming existing Class B shares as Class C shares and renaming former Class C shares as Class Y shares for the Income Return Account.

Smith Barney Funds, Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

    At December 31, 1995 total paid-in-capital amounted to the following for each class and respective Portfolio:

Portfolio                             Class A        Class C       Class Y        Class Z
============================================================================================
Income Return Account              $ 17,706,033     $2,572,255    $1,088,247     $5,632,046
Short-Term U.S. Treasury            111,229,353              -             -              -
============================================================================================

    Transactions in shares of each class were as follows:

                                             Year Ended                  Year Ended
                                          December 31, 1995           December 31, 1994
                                       ------------------------   --------------------------
Income Return Account                    Shares       Amount        Shares         Amount
============================================================================================
Class A
Shares sold                             225,444   $  2,157,394       276,529   $   2,616,488
Shares issued on reinvestment            78,208        744,322       150,791       1,427,935
Shares redeemed                        (629,762)    (5,998,609)   (3,708,422)    (35,070,581)
--------------------------------------------------------------------------------------------
Net Decrease                           (326,110)  $ (3,096,893)   (3,281,102)  $ (31,026,158)
============================================================================================
Class C+
Shares sold                              31,564   $    300,875       256,226   $   2,437,665
Shares issued on reinvestment            10,399         98,935        11,683         110,488
Shares redeemed                        (106,686)    (1,012,222)     (357,469)     (3,389,893)
--------------------------------------------------------------------------------------------
Net Decrease                            (64,723)  $   (612,412)      (89,560)  $    (841,740)
============================================================================================
Class Y++
Shares sold                                   -   $          -       121,282   $   1,152,444
Shares issued on reinvestment             6,752         64,067        11,913         112,510
Shares redeemed                        (254,016)    (2,404,236)     (351,172)     (3,300,139)
--------------------------------------------------------------------------------------------
Net Decrease                           (247,264)  $ (2,340,169)     (217,977)  $  (2,035,185)
============================================================================================
Class Z*
Shares sold                               5,206   $     49,626       761,580   $   7,174,087
Shares issued on reinvestment            37,427        356,551         9,325          87,374
Shares redeemed                        (200,256)    (1,913,690)      (13,001)       (121,900)
--------------------------------------------------------------------------------------------
Net Increase (Decrease)                (157,623)  $ (1,507,513)      757,904   $   7,139,561
============================================================================================

 + On November 7, 1994, the former Class B shares were renamed Class C shares. ++ On November 7, 1994, the former Class C shares were renamed Class Y shares.
 * Sales of Class Z shares commenced on November 7, 1994.

Smith Barney Funds, Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

                                             Year Ended                  Year Ended
                                          December 31, 1995           December 31, 1994
                                       ------------------------   --------------------------
Short-Term U.S. Treasury                 Shares       Amount        Shares         Amount
============================================================================================
Class A
Shares sold                           2,680,304   $ 10,999,038    21,923,554   $  89,709,541
Net asset value of shares
  issued in connection with the
  transfer of Smith Barney
  Income Trust - Smith
  Barney Limited Maturity
  Treasury Fund's net
    assets (Note 6)                  13,207,339     53,909,184             -               -
Shares issued on reinvestment           973,147      3,983,544     1,530,315       6,166,194
Shares redeemed                     (13,976,062)   (56,878,050)  (50,274,705)   (202,445,248)
============================================================================================
Net Increase (Decrease)               2,884,728   $ 12,013,716   (26,820,836)  $(106,569,513)
============================================================================================

    6. Transfer of Net Assets

    On August 11, 1995, Short-Term U.S. Treasury acquired the net assets and certain liabilities of the Smith Barney Income Trust--Smith Barney Limited Maturity Treasury Fund ("Limited Maturity Treasury"), pursuant to a plan of reorganization approved by shareholders on August 11, 1995. Total shares issued by Short-Term U.S. Treasury and the total net assets of Limited Maturity Treasury on the date of transfer were:

                                             Total Net
                                  Shares     Assets of      Total Net
                                Issued by     Acquired      Assets of
Acquired Fund                 the Portfolio     Fund      the Portfolio
=======================================================================
Limited Maturity Treasury       13,207,339   $53,909,184   $64,271,771
=======================================================================

    The total net assets of Limited Maturity Treasury before acquisition included unrealized appreciation of $331,570 and a net realized loss of $3,000,291. The transaction was structured for tax purposes to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

Smith Barney Funds, Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

    7. Capital Loss Carryforward

    At December 31, 1995, Income Return Account and Short-Term U.S. Treasury had for Federal income tax purposes approximately $1,695,000 and $8,073,000 of unused capital loss carryforwards available to offset future realized gains. As a result of the transfer, Short-Term U.S. Treasury acquired approximately $3,000,000 of capital loss carryforwards from Limited Maturity Treasury, which is part of the $8,073,000. To the extent that these capital carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and year of expiration for each capital carryforward loss are indicated below:

                              1996      1997      2001        2002        2003
================================================================================
Income Return Account      $930,000  $218,000 $        -  $  547,000  $        -
Short-Term U.S. Treasury          -         -  1,477,000   5,472,000   1,124,000
================================================================================

Smith Barney Funds, Inc.
Income Return Account Portfolio
--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------
For a share of each class of capital stock outstanding throughout each year:

Class A Shares                                 1995      1994      1993      1992      1991
============================================================================================
Net Asset Value, Beginning of Year           $9.34     $9.59     $9.68     $9.65     $9.38
--------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income                       0.51      0.46      0.45      0.52      0.67
  Net realized and unrealized gain (loss)     0.26     (0.26)    (0.07)     0.03      0.33
--------------------------------------------------------------------------------------------
Total Income From Operations                  0.77      0.20      0.38      0.55      1.00
--------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.51)    (0.45)    (0.47)    (0.52)    (0.73)
--------------------------------------------------------------------------------------------
Total Distributions                          (0.51)    (0.45)    (0.47)    (0.52)    (0.73)
--------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $9.60     $9.34     $9.59     $9.68     $9.65
--------------------------------------------------------------------------------------------
Total Return                                  8.43%     2.14%     4.00%     5.85%    11.06%
--------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $16,324   $18,918   $50,874   $48,538   $33,682
--------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                    0.69%     0.56%     0.53%     0.50%     0.49%
  Net investment income                       5.38      4.60      4.67      5.33      6.98
--------------------------------------------------------------------------------------------
Portfolio Turnover Rate                     107.30%   126.64%   152.04%    84.15%    30.44%
============================================================================================

Smith Barney Funds, Inc.
Income Return Account Portfolio
--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of each class of capital stock outstanding throughout each year:

Class C Shares(1)                              1995      1994      1993   1992(2)
=================================================================================
Net Asset Value, Beginning of Year             $9.34   $9.58    $9.68   $9.69
---------------------------------------------------------------------------------
Income From Operations:
  Net investment income                         0.48     0.42    0.45    0.03
  Net realized and unrealized gain (loss)       0.26    (0.24)  (0.12)      -
---------------------------------------------------------------------------------
Total Income From Operations                    0.74     0.18    0.33    0.03
---------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        (0.48)   (0.42)  (0.43)  (0.04)
---------------------------------------------------------------------------------
Total Distributions                            (0.48)   (0.42)  (0.43)  (0.04)
---------------------------------------------------------------------------------
Net Asset Value, End of Year                   $9.60    $9.34   $9.58   $9.68
---------------------------------------------------------------------------------
Total Return                                    8.06%    1.86%   3.53%   0.31%++
---------------------------------------------------------------------------------
Net Assets, End of Year (000s)                $2,520    $3,055 $3,993     $10
---------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                      1.02%     0.94%  0.90%   0.86%+
  Net investment income                         4.89      4.40   4.25    5.71+
---------------------------------------------------------------------------------
Portfolio Turnover Rate                       107.30%   126.64% 152.04% 84.15%
=================================================================================

(1) On November 7, 1994, the former Class B shares were renamed Class C shares.
(2) For the period from December 16, 1992 (inception date) to December 31, 1992. ++ Total return is not annualized, as it may not be representative of the total return for the year.
  + Annualized.

Smith Barney Funds, Inc.
Income Return Account Portfolio
--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of each class of capital stock outstanding throughout each year:

Class Y Shares(1)                              1995      1994    1993(2)
========================================================================
Net Asset Value, Beginning of Year           $9.34     $9.59     $9.72
------------------------------------------------------------------------
Income From Operations:
  Net investment income                       0.51      0.44      0.42
  Net realized and unrealized gain (loss)     0.26     (0.25)    (0.13)
------------------------------------------------------------------------
Total Income From Operations                  0.77      0.19      0.29
------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.51)    (0.44)    (0.42)
------------------------------------------------------------------------
Total Distributions                          (0.51)    (0.44)    (0.42)
------------------------------------------------------------------------
Net Asset Value, End of Year                 $9.60     $9.34     $9.59
------------------------------------------------------------------------
Total Return                                  8.43%     2.01%     3.01%++
------------------------------------------------------------------------
Net Assets, End of Year (000s)                $952    $3,235    $5,412
------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                    0.73%     0.69%     0.75%+
  Net investment income                       5.43      4.65      4.78+
------------------------------------------------------------------------
Portfolio Turnover Rate                     107.30%   126.64%   152.04%
========================================================================

(1) On November 7, 1994, the former Class C shares were renamed Class Y shares.
(2) For the period from February 1, 1993 (inception date) to December 31, 1993. ++ Total return is not annualized, as it may not be representative of the total return for the year.
  + Annualized.

Smith Barney Funds, Inc.
Income Return Account Portfolio
--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of each class of capital stock outstanding throughout each year:

Class Z Shares                                 1995     1994(1)
===============================================================
Net Asset Value, Beginning of Year           $9.35     $9.42
---------------------------------------------------------------
Income From Operations:
  Net investment income                       0.50      0.07
  Net realized and unrealized gain (loss)     0.27     (0.02)
---------------------------------------------------------------
Total Income From Operations                  0.77      0.05
--------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.51)    (0.12)
--------------------------------------------------------------
Total Distributions                          (0.51)    (0.12)
--------------------------------------------------------------
Net Asset Value, End of Year                 $9.61     $9.35
--------------------------------------------------------------
Total Return                                  8.43%     0.38%++
--------------------------------------------------------------
Net Assets, End of Year (000s)              $5,769    $7,083
--------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                    0.70%     0.46%+
  Net investment income                       5.38      5.29+
--------------------------------------------------------------
Portfolio Turnover Rate                     107.30%   126.64%
==============================================================

(1) For the period from November 7, 1994 (inception date) to December 31, 1994. ++ Total return is not annualized, as it may not be representative of the total return for the year.
  + Annualized.

Smith Barney Funds, Inc.
Short-Term U.S. Treasury Securities Portfolio
--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of capital stock outstanding throughout each year:

Class A Shares                                 1995       1994      1993       1992      1991(1)
================================================================================================
Net Asset Value, Beginning of Year           $3.91      $4.16     $4.12      $4.09     $4.01
------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                       0.22      0.18       0.18       0.19      0.03
  Net realized and unrealized gain (loss)     0.28     (0.25)      0.06       0.04      0.09
------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations           0.50     (0.07)      0.24       0.23      0.12
------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.22)    (0.18)     (0.18)     (0.19)    (0.03)
  Net realized gains                             -         -      (0.02)     (0.01)    (0.01)
------------------------------------------------------------------------------------------------
Total Distributions                          (0.22)    (0.18)     (0.20)     (0.20)    (0.04)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $4.19     $3.91      $4.16      $4.12     $4.09
------------------------------------------------------------------------------------------------
Total Return                                 13.16%    (2.15)%     6.01%      5.92%     2.85%++
------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)            $107,099   $88,707   $205,758   $130,280   $93,946
------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                    0.98%     0.91%      0.88%      0.91%     0.80%+
  Net investment income                       5.29      4.54       4.40       4.76      4.89+
------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                      28.62%    24.51%     41.12%     44.99%     4.61%
================================================================================================

(1) For the period from November 11, 1991 (inception date) to December 31, 1991. ++ Total return is not annualized, as it may not be representative of the total return for the year.
  + Annualized.

Smith Barney Funds, Inc.
--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of Smith Barney Funds, Inc.:

     We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Income Return Account and the Short-Term U.S. Treasury Securities Portfolios of Smith Barney Funds, Inc. as of December 31, 1995, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended with respect to the Income Return Account Portfolio and for each of the years in the four-year period then ended and the period from November 11, 1991 (commencement of operations) to December 31, 1991 with respect to the Short-Term U.S. Treasury Securities Portfolio. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

Smith Barney Funds, Inc.
--------------------------------------------------------------------------------
Independent Auditors' Report (continued)
--------------------------------------------------------------------------------

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Income Return Account and the Short-Term U.S. Treasury Securities Portfolios of Smith Barney Funds, Inc. as of December 31, 1995, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended with respect to Income Return Account Portfolio and for each of the years in the four-year period then ended and the period from November 11, 1991 to December 31, 1991 with respect to the Short-Term U.S. Treasury Securities Portfolio, in conformity with generally accepted accounting principles.


                                        /s/ KPMG Peat Marwick LLP

New York, New York
February 13, 1996

Smith Barney
Funds, Inc.

Directors
Jessica M. Bibliowicz
Joseph H. Fleiss
Donald R. Foley
Paul Hardin
Francis P. Martin, M.D.
Heath B. McLendon, Chairman
Roderick C. Rasmussen
Bruce  D. Sargent
John P. Toolan
C. Richard Youngdahl

Officers
Heath B. McLendon
Chief Executive Officer

Jessica M. Bibliowicz
President

Lewis E. Daidone
Senior Vice President
and Treasurer

Bruce D. Sargent
Vice President

Ayako Weissman
Vice President

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary


SMITH BARNEY
------------
A Member of Travelers Group [Logo]


Investment Manager
Smith Barney Mutual Funds
Management Inc.

Distributor
Smith Barney Inc.

Custodian
PNC Bank

Shareholder
Servicing Agent
First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134


This report is submitted for the general information of the shareholders of Smith Barney Funds, Inc.--Income Return Account and Short-Term U.S. Treasury Securities Portfolios. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Portfolio, which contains information concerning the Portfolio's investment policies and expenses as well as other pertinent information.


Smith Barney Funds, Inc.
388 Greenwich Street
New York, New York 10013



FD0854 2/96

                     A  N  N  U  A  L     R  E  P  O  R  T


1995
1995
1995
1995
1995

                               Smith Barney
                               Funds, Inc.

                               U.S. Government
                               Securities Portfolio
                               ---------------------------------------
                               December 31, 1995




                        [LOGO] Smith Barney Mutual Funds
                               Investing for your future.
                               Every day.

US Government Securities Portfolio


Dear Shareholder:

We are pleased to provide you with the annual report for the year ended December 31, 1995 for Smith Barney Funds, Inc. - U.S. Government Securities Portfolio. In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A more detailed summary of performance can be found in the appropriate sections that follow in the annual report.

Performance Summary

For the twelve months ended December 31, 1995, Smith Barney Funds, Inc. - U.S. Government Securities Portfolio posted an average annual total return of 16.52% for Class A shares. This performance compares favorably to the Lipper Analytical Services, Inc. total return average for GNMA funds of 16.25%. (Lipper Analytical Services, Inc. is a major fund performance tracking organization.)

1995: The Year in Review

When 1995 began, the Federal Reserve had already raised interest rates six times in 1994. The year started with signs that the U.S. economy, as measured by gross domestic product (GDP), would continue its recovery. Economic indicators were strong and the U.S. economy was growing at an annual rate of roughly 5.0%. This rapid growth, combined with strong employment, was seen by the Federal Reserve as a sign of a possible increase in the rate of inflation. In an effort to head off any such increase, the Federal Reserve raised the federal funds rate from 5.50% to 6.00% in early 1995, effectively slowing economic growth. (The federal funds rate represents the rate banks charge each other for overnight loans and affects all other interest rates.)

As early as March, automobile manufacturers, for example, began reporting sluggish demand and responded with production cuts. This contributed to slower economic growth and the Federal Reserve Board's concerns were allayed. The Federal Reserve eased monetary policy on July 6, 1995 by lowering the federal funds rate from 6.00% to 5.75%. Following its July meeting, the Federal Reserve held firm and did not lower short-term interest rates until its final meeting of the year. Citing subdued inflation, the Federal Reserve lowered the federal funds rate another 25 basis points to 5.50% in December.

Investment Strategy

During the course of 1995, the U.S. Government Securities Portfolio went from being very defensive to slightly bullish. We began to increase the Portfolio's holdings in GNMA securities which, in our view, represented a good value. In 1995, mortgage-backed securities performed well, but not as well as U.S. Treasuries. We think mortgage-backed securities continue to represent fair value because the spread between mortgage-backed securities and Treasuries is significantly higher today and because of our expectations that prepayments and mortgage refinancing should be much lower than what occurred in 1993. We believe the Portfolio's better relative performance than the index can be attributed to lowered prepayment expectations regarding GNMA securities, a condition we expect to continue. We therefore plan on selling U.S. Treasuries and investing in current-coupon or near-premium GNMA securities in the near term.

In our view, any continuation of a bond market rally in 1996 is dependent on signs of economic weakness. We therefore expect to remain cautious in managing the U.S. Government Securities Portfolio and will keep its duration in a four-year range until we perceive any signs of economic weakness.

Market Outlook

There are both positive and negative factors to consider as we enter 1996. On the negative side, the stalled budget negotiations in Washington, D.C., a potential debt default by the U.S. government and the situation in Bosnia are, in our view, developing situations that investors should watch closely.

While there are always negative factors that may adversely affect the market, our outlook for the next six months is positive because of strong economic fundamentals such as moderate economic growth with low inflation, the rise of fiscal conservatism and the likelihood of an eventual budget compromise in Washington, D.C. In addition, the strengthening U.S. dollar, declining interest rates and changing demographics such as the aging of America that should act to spur more savings and investing are also positive factors worth noting.

In closing, we would like to thank you for your investment in Smith Barney Funds, Inc. - U.S. Government Securities Portfolio.

Sincerely,


/s/ Heath B. McLendon          /s/  Patrick Sheehan

Heath B. McLendon             Patrick Sheehan
Chairman and                  Portfolio Manager
Chief Executive Officer

January 19, 1996

Smith Barney Funds, Inc.
U.S. Government Securities Portfolio
-------------------------------------------------------------------------
Historical Performance -- Class A Shares
-------------------------------------------------------------------------
               Net Asset Value
               ---------------
              Beginning      End      Income    Capital Gain   Total
Year Ended     of Year     of Year   Dividends  Distributions  Returns(1)
=========================================================================
12/31/95     $12.50   $ 13.59         $ 0.92          $ 0.00     16.52%
12/31/94      13.66     12.50           0.91            0.05     (1.48)
12/31/93      13.87     13.66           0.98            0.11      6.40
12/31/92      14.10     13.87           1.08            0.08      6.85
12/31/91      13.22     14.10           1.13            0.05     16.29
12/31/90      13.17     13.22           1.18            0.00      9.95
12/31/89      12.56     13.17           1.21            0.00     15.11
12/31/88      12.68     12.56           1.20            0.00      8.72
12/31/87      13.89     12.68           1.31            0.24      2.67
12/31/86      13.95     13.89           1.44            0.04     10.76
=========================================================================
Total                                 $11.36          $ 0.57
=========================================================================

-------------------------------------------------------------------------
Historical Performance -- Class B Shares
-------------------------------------------------------------------------
               Net Asset Value
               ---------------
              Beginning      End      Income    Capital Gain   Total
Year Ended     of Year     of Year   Dividends  Distributions  Returns(1)
=========================================================================
12/31/95      $12.51   $ 13.61         $ 0.86          $ 0.00     16.03%
Inception*-
 12/31/94      12.47     12.51           0.21            0.00      2.04+
=========================================================================
Total                                  $ 1.07          $  .00
=========================================================================

-------------------------------------------------------------------------
Historical Performance -- Class C Shares
-------------------------------------------------------------------------
               Net Asset Value
               ---------------
              Beginning      End      Income    Capital Gain   Total
Year Ended     of Year     of Year   Dividends  Distributions  Returns(1)
=========================================================================
12/31/95       $12.50   $ 13.58         $ 0.87          $ 0.00     15.93%
12/31/94        13.66     12.50           0.83            0.04     (2.11)
12/31/93        13.86     13.66           0.88            0.11      5.74
Inception*-
  12/31/92      14.01     13.86           0.30            0.00      1.07+
=========================================================================
Total                                   $ 2.88         $  0.15
=========================================================================

Smith Barney Funds, Inc.
U.S. Government Securities Portfolio
-------------------------------------------------------------------------
Historical Performance -- Class Y Shares
-------------------------------------------------------------------------
               Net Asset Value
               ---------------
              Beginning      End      Income    Capital Gain   Total
Year Ended     of Year     of Year   Dividends  Distributions  Returns(1)
=========================================================================
12/31/95       $12.51     $ 13.61     $ 0.96       $ 0.00       16.88%
12/31/94        13.67       12.51       0.91         0.04       (1.53)
Inception*-
  12/31/93      13.97       13.67       0.95         0.11        5.55+
=========================================================================
Total                                 $ 2.82       $ 0.15
=========================================================================

-------------------------------------------------------------------------
Historical Performance -- Class Z Shares
-------------------------------------------------------------------------
               Net Asset Value
               ---------------
              Beginning      End      Income    Capital Gain   Total
Year Ended     of Year     of Year   Dividends  Distributions  Returns(1)
=========================================================================
12/31/95        $12.50   $ 13.60      $ 0.95       $ 0.00       16.89%
Inception*-
  12/31/94       12.47     12.50        0.24         0.00       (2.15)+
=========================================================================
Total                                 $ 1.19       $ 0.00
=========================================================================
It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

-------------------------------------------------------------------------
Average Annual Total Return
-------------------------------------------------------------------------
                                     Without Sales Charge(1)
                                     -----------------------
                              Class A  Class B Class C Class Y   Class Z
=========================================================================
Year Ended 12/31/95            16.52%  16.03%  15.93%  16.88%   16.89%
Five Years Ended 12/31/95       8.70     N/A     N/A    N/A       N/A
Ten Years Ended 12/31/95        9.03     N/A     N/A    N/A       N/A
Inception* through 12/31/95    10.09   15.85    6.47    6.78    16.67
=========================================================================
                                     With Sales Charge(2)
                                     --------------------
                              Class A  Class B Class C Class Y   Class Z
=========================================================================
Year Ended 12/31/95          11.28%    11.53%   14.93%  16.88%    16.89%
Five Years Ended 12/31/95     7.71      N/A      N/A     N/A        N/A
Ten Years Ended 12/31/95      8.53      N/A      N/A     N/A        N/A
Inception* through 12/31/95   9.64     12.43     6.47    6.78     16.67
=========================================================================

Smith Barney Funds, Inc.
U.S. Government Securities Portfolio
-------------------------------------------------------------------------
Cumulative Total Return
-------------------------------------------------------------------------
                                                             Without
                                                          Sales Charge(1)
=========================================================================
Class A (12/31/85 through 12/31/95)                           137.49%
Class B (Inception* through 12/31/95)                          18.40
Class C (Inception* through 12/31/95)                          21.29
Class Y (Inception* through 12/31/95)                          21.48
Class Z (Inception* through 12/31/95)                          19.40
=========================================================================
(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect a deduction of the applicable sales charge with respect to Class A shares or the contingent deferred sales charges ("CDSC") with respect to Class B and C shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.50% and Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed less than one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and by 1.00% per year thereafter until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
* Inception dates for Class A, B, C, Y and Z shares are October 9, 1984, November 7, 1994, December 2, 1992, January 12, 1993, and November 7, 1994, respectively.
+ Total return is not annualized, as it may not be representative of the total return for the year.

Smith Barney Funds, Inc.
U.S. Government Securities Portfolio
-------------------------------------------------------------------------
Historical Performance (unaudited)
-------------------------------------------------------------------------
              Growth of $10,000 Invested in Class A Shares of the
                   U.S. Government Securities Portfolio vs.
                    Lehman Brothers GNMA Mutual Fund Index+
-------------------------------------------------------------------------
                        December 1985 -- December 1995

                             [GRAPH APPEARS HERE]


                        12/85    9,601.00       10,000.00
                        12/86   10,591.00       11,252.00
                        12/87   10,831.00       11,738.00
                        12/88   11,732.00       12,771.00
                        12/89   13,454.00       14,774.00
                        12/90   14,740.00       16,337.00
                        12/91   17,082.00       18,958.00
                        12/92   18,193.00       20,362.00
                        12/93   19,297.00       21,701.00
                        12/94   18,969.00       21,374.00
                        12/95   22,104.00       25,018.00

+ Hypothetical illustration of $10,000 invested in Class A shares on December
  31, 1985, assuming deduction of the maximum 4.00% sales charge in effect at the time of investment and reinvestment of dividends (after deduction of applicable sales charge through November 7, 1994, and thereafter at net asset value) and capital gains, if any, at net asset value through December 31, 1995. The Lehman Brothers GNMA Mutual Fund Index is composed of 15-year and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. The index is unmanaged and is not subject to the management and trading expenses of a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

  All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Smith Barney Funds, Inc.
U.S. Government Securities Portfolio
--------------------------------------------------------------------------------
Schedule of Investments                                        December 31, 1995
--------------------------------------------------------------------------------
FACE
AMOUNT                       SECURITY                                  VALUE
================================================================================
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 91.2%
$14,500,000    U.S. Treasury Notes, 6.250% due 8/15/23           $  14,924,995
 12,870,000    FHLMC Gold Certificates, 8.500% due 1/1/25           13,449,383
 19,010,000    FHLMC Gold Certificates, 7.500% due 6/1/25           19,515,325
 20,000,000    FHLMC TBA Gold Certificates, 7.500% due 6/1/25**     20,500,000
  5,256,000    GNMA Certificates, 10.000% due 7/15/20*               5,766,705
 25,284,000    GNMA Certificates, 8.500% due 5/15/22*               26,564,168
 50,822,000    GNMA Certificates, 7.000% due 7/15/23*               51,473,005
 60,830,000    GNMA Certificates, 6.500% due 5/15/24*               60,430,066
 63,697,000    GNMA Certificates, 7.500% due 7/15/24*               65,567,939
 55,604,000    GNMA Certificates, 8.000% due 11/15/25*              57,967,399
 35,864,000    GNMA Certificates, 9.000% due 2/15/25*               38,026,980
  2,637,000    GNMA II Certificates, 10.000% due 1/20/18*            2,866,586
 20,747,000    GNMA II Certificates, 8.500% due 8/20/24*            21,641,319
 24,421,000    GNMA II Certificates, 7.000% due 9/20/25*            24,550,615
--------------------------------------------------------------------------------
               TOTAL U.S. GOVERNMENT & AGENCY
               OBLIGATIONS (Cost -- $411,083,990)                  423,244,485
================================================================================
REPURCHASE AGREEMENT -- 8.8%
40,802,000       Chemical Securities Inc., 5.800% due 1/2/96,
                 Proceeds at maturity -- $40,828,288;
                 (Fully collateralized by U.S. Treasury Notes,
                 6.125% due 5/31/97; Market value -- $41,619,114)
                 (Cost -- $40,802,000)                              40,802,000
================================================================================
               TOTAL INVESTMENTS -- 100%
               (Cost -- $451,885,990)+                           $ 464,046,485
================================================================================
* Maturity date shown represents the last in the range of maturity dates of mortgage certificates owned.
**  Security is traded on a "to-be-announced" basis (See Note 5).
 +  Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.

Smith Barney Funds, Inc.
U.S. Government Securities Portfolio
--------------------------------------------------------------------------------
Statement of Assets and Liabilities                            December 31, 1995
--------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost -- $451,885,990)                    $ 464,046,485
  Cash                                                                      924
  Receivable for Fund shares sold                                       179,240
  Interest receivable                                                 2,832,520
  Other assets                                                            4,492
--------------------------------------------------------------------------------
         Total Assets                                               467,063,661
--------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                                   20,468,750
  Dividends payable                                                     973,268
  Management fees payable                                               168,165
  Payable for Fund shares purchased                                     117,571
  Distribution fees payable                                             113,522
  Accrued expenses and other liabilities                                 98,120
--------------------------------------------------------------------------------
  Total Liabilities                                                  21,939,396
--------------------------------------------------------------------------------
Total Net Assets                                                   $445,124,265
================================================================================
NET ASSETS:
  Par value of capital shares                                      $    327,454
  Capital paid in excess of par value                               442,415,552
  Overdistributed net investment income                                (100,007)
  Accumulated net realized loss on investments                       (9,679,229)
  Net unrealized appreciation of investments                         12,160,495
--------------------------------------------------------------------------------
Total Net Assets                                                   $445,124,265
================================================================================
Shares Outstanding:
  Class A                                                            28,289,208
  Class B                                                               816,870
  Class C                                                             1,587,202
  Class Y                                                               513,698
  Class Z                                                             1,538,469
Net Asset Value:
  Class A (and redemption price)                                         $13.59
  Class B*                                                               $13.61
  Class C**                                                              $13.58
  Class Y (and redemption price)                                         $13.61
  Class Z (and redemption price)                                         $13.60
  Class A Maximum Public Offering Price Per Share
   (net asset value plus 4.71% of net asset value per share)             $14.23
================================================================================
* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed less than one year from initial purchase (See Note 2).
** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                      See Notes to Financial Statements.

Smith Barney Funds, Inc.
U.S. Government Securities Portfolio
--------------------------------------------------------------------------------
Statement of Operations                     For the Year Ended December 31, 1995
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                                          $32,195,158
--------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 2)                                            1,869,768
  Distribution fees (Note 2)                                          1,112,369
  Shareholder and system servicing fees                                 171,000
  Registration fees                                                      80,110
  Shareholder communications                                             70,003
  Custody                                                                45,087
  Audit and legal                                                        18,604
  Trustees' fees                                                          9,001
  Other                                                                  19,404
--------------------------------------------------------------------------------
  Total Expenses                                                      3,395,346
--------------------------------------------------------------------------------
Net Investment Income                                                28,799,812
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3):
  Realized Gain From Security Transactions
  (excluding short-term securities):
    Proceeds from sales                                             232,315,964
    Cost of securities sold                                         222,946,947
--------------------------------------------------------------------------------
  Net Realized Gain                                                   9,369,017
  Increase in Net Unrealized Appreciation (Note 7)                   26,284,851
--------------------------------------------------------------------------------
Net Gain on Investments                                              35,653,868
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                              $64,453,680
===============================================================================

                      See Notes to Financial Statements.

Smith Barney Funds, Inc.
U.S. Government Securities Portfolio
--------------------------------------------------------------------------------
Statements of Changes in Net Assets             For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                      1995              1994
================================================================================
OPERATIONS:
  Net investment income                          $  28,799,812    $  31,215,317
  Net realized gain (loss)                           9,369,017       (1,106,366)
  Increase in net unrealized appreciation
    (depreciation)                                  26,284,851      (38,104,827)
-------------------------------------------------------------------------------
  Increase (Decrease) In Net Assets From
    Operations                                      64,453,680       (7,995,876)
-------------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS FROM:
  Net investment income                            (28,927,423)     (31,643,231)
  Net realized gains                                        --       (1,490,047)
-------------------------------------------------------------------------------
  Decrease In Net Assets From Distributions
    to Shareholders                                (28,927,423)     (33,133,278)
-------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
  Net proceeds from sales                           29,154,430       56,175,610
  Net asset value of shares issued in connection
    with the transfer of Smith Barney Funds,
    Inc.-- Monthly Payment Government
    Portfolio's net assets (Note 7)                 42,151,893               --
  Net asset value of shares issued to shareholders
    for reinvestment of dividends                   17,079,838       18,997,260
  Cost of reacquired shares                        (92,097,436)    (123,068,611)
-------------------------------------------------------------------------------
  Decrease In Net Assets From Fund
    Share Transactions                              (3,711,275)     (47,895,741)
-------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                   31,814,982      (89,024,895)

NET ASSETS:
  Beginning of year                                413,309,283      502,334,178
-------------------------------------------------------------------------------
  End of year*                                    $445,124,265     $413,309,283
===============================================================================
* Includes undistributed (overdistributed)
    net investment income of:                        $(100,007)         $27,604
===============================================================================

                      See Notes to Financial Statements.

Smith Barney Funds, Inc.
U.S. Government Securities Portfolio
--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------
  1.  Significant Accounting Policies

  The U.S. Government Securities Portfolio ("Portfolio") is a separate investment portfolio of the Smith Barney Funds, Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund consists of this Portfolio and three other separate investment portfolios:
Equity Income, Income Return Account and Short-Term U.S. Treasury Securities Portfolios. The financial statements and financial highlights for the other portfolios are presented in separate annual reports.

  The significant accounting policies consistently followed by the Fund are: (a) securities transactions are accounted for on trade date; (b) U.S. Government and Agency Obligations are valued at the mean between the bid and asked prices; (c) short-term investments that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; short-term investments and securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (d) interest income is recorded on the accrual basis;
(e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) direct expenses are charged to each portfolio and each class; management fees and general fund expenses are allocated on the basis of relative net assets; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) each portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1995, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net realized loss amounting to $14,573,486 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by

Smith Barney Funds, Inc.
U.S. Government Securities Portfolio
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------
this change; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ from these amounts.

  2.  Management Agreement and Transactions
      with Affiliated Persons

  Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment manager to the Fund. The management fee for the U.S. Government Securities and Income Return Account Portfolios is determined by aggregating the assets of each Portfolio and applying a formula calculated at the annual rate of 0.50% on the first $200 million of the aggregate average daily net assets of the two Portfolios and 0.40% on the aggregate average daily net assets in excess of $200 million; this total is then allocated to each Portfolio based on their relative average daily net assets. These fees are calculated daily and paid monthly.

  Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of Fund shares. For the year ended December 31, 1995, SB received sales charges of approximately $284,000 on sales of the Portfolio's Class A shares.

  There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs less than one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and by 1.00% per year thereafter until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. For the year ended December 31, 1995, CDSCs paid to SB were approximately:

                                                               Class B  Class C
================================================================================
CDSC                                                            $11,000  $5,000
================================================================================

Smith Barney Funds, Inc.
U.S. Government Securities Portfolio
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

    Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets for each class, respectively. In addition, the Portfolio also pays a distribution fee with respect to Class B and Class C shares calculated at the annual rate of 0.50% and 0.45% of the average daily net assets for each class, respectively. For the year ended December 31, 1995, total Distribution Plan fees were as follows:

                                  Class A       Class B      Class C
=====================================================================
Distribution Plan Fees            $914,410      $45,752      $152,207
=====================================================================

    All officers and three Directors of the Fund are employees of SB.

    3.  Investments

    During the year ended December 31, 1995, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

=====================================================================
Purchases                                                $226,539,161
---------------------------------------------------------------------
Sales                                                     232,315,964
=====================================================================

    At December 31, 1995, the aggregate unrealized appreciation and depreciation of investments for Federal income tax purposes were approximately as follows:

=====================================================================
Gross unrealized appreciation                             $12,827,014
Gross unrealized depreciation                                (666,519)
---------------------------------------------------------------------
Net unrealized appreciation                               $12,160,495
=====================================================================

    4. Repurchase Agreements

    The Portfolio purchases (and its custodian takes possession of) U.S. Government Securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolio requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

Smith Barney Funds, Inc.
U.S. Government Securities Portfolio
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

    5.  Securities Traded on a When-Issued or To-Be-Announced Basis

    The Portfolio may trade securities, particularly GNMAs, on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

    As of December 31, 1995, the Portfolio held one TBA security with a cost of $20,406,250.

    6.  Capital Shares

    At December 31, 1995, the Fund had two billion shares of capital stock authorized with a par value of $0.01 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares. Effective November 7, 1994, the Fund adopted a new class structure, renaming existing Class B shares as Class C shares and former C shares as Class Y shares.

    At December 31, 1995, total paid-in capital amounted to the following for each class:


Class                                                       Amount
=====================================================================
A                                                        $384,381,482
B                                                          10,608,519
C                                                          21,698,176
Y                                                           7,578,980
Z                                                          18,475,849
=====================================================================

Smith Barney Funds, Inc.
U.S. Government Securities Portfolio
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

     Transactions in shares of each class were as follows:

                                                  Year Ended                   Year Ended
                                               December 31, 1995            December 31, 1994*
                                             ----------------------     -------------------------
                                              Shares        Amount        Shares         Amount
=================================================================================================
Class A
Shares sold                                  993,281    $ 13,089,337    1,869,276   $  24,593,957
Net asset value of shares issued
  in connection with the transfer
  of Smith Barney Funds, Inc.--
  Monthly Payment
  Government Portfolio's
  net assets (Note 7)                      2,887,733      38,637,744           --              --
Shares issued on reinvestment              1,073,322      14,209,870    1,351,832      17,357,603
Shares redeemed                           (5,309,396)    (70,232,692)  (8,851,963)   (114,384,462)
-------------------------------------------------------------------------------------------------
Net Decrease                                (355,060)   $ (4,295,741)  (5,630,855)  $ (72,432,902)
=================================================================================================
Class B
Shares sold                                  759,232    $ 10,098,823      149,288   $   1,870,235
Net asset value of shares issued
  in connection with the transfer
  of Smith Barney Funds, Inc.--
  Monthly Payment
  Government Portfolio's
  net assets (Note 7)                         40,956         548,705           --              --
Shares issued on reinvestment                 23,845         318,309        1,488          18,633
Shares redeemed                             (129,358)     (1,718,302)     (28,581)       (356,657)
-------------------------------------------------------------------------------------------------
Net Increase                                 694,675    $  9,247,535      122,195   $   1,532,211
=================================================================================================
Class C+
Shares sold                                  236,768    $  3,129,915      722,632   $   9,602,624
Net asset value of shares issued
  in connection with the transfer
  of Smith Barney Funds, Inc.--
  Monthly Payment
  Government Portfolio's
  net assets (Note 7)                        221,615       2,965,444           --              --
Shares issued on reinvestment                 69,690         921,823       85,790       1,099,736
Shares redeemed                             (641,755)     (8,524,847)    (567,463)     (7,323,683)
-------------------------------------------------------------------------------------------------
Net Increase (Decrease)                     (113,682)   $ (1,507,665)     240,959   $   3,378,677
=================================================================================================
Class Y++
Shares sold                                    3,330    $     44,021      103,206   $   1,413,134
Shares issued on reinvestment                 12,500         165,457       13,895         178,365
Shares redeemed                             (613,583)     (8,026,122)     (38,511)       (508,509)
-------------------------------------------------------------------------------------------------
Net Increase (Decrease)                     (597,753)   $ (7,816,644)      78,590   $   1,082,990
=================================================================================================

Smith Barney Funds, Inc.
U.S. Government Securities Portfolio
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

                                                  Year Ended                   Year Ended
                                               December 31, 1995            December 31, 1994*
                                             ----------------------     -------------------------
                                              Shares        Amount        Shares         Amount
=================================================================================================
Class Z
Shares sold                                   212,929   $  2,792,334    1,498,512   $  18,695,660
Shares issued on reinvestment                 110,569      1,464,379       27,412         342,923
Shares redeemed                              (271,382)    (3,595,473)     (39,571)       (495,300)
Net Increase                                   52,116   $    661,240    1,486,353   $  18,543,283
=================================================================================================

* For Class B and Z shares, transactions are for the period from November 7, 1994 (inception date) to December 31, 1994.
+ On November 7, 1994, the former Class B shares were renamed Class C shares. ++ On November 7, 1994, the former Class C shares were renamed Class Y shares.

    7. Transfer of Net Assets

    On October 13, 1995, the Portfolio acquired the net assets and certain liabilities of the Smith Barney Funds, Inc. --Monthly Payment Government Portfolio ("Monthly Payment") pursuant to a plan of reorganization approved by the Monthly Payment shareholders on October 6, 1995. Total shares issued by the Portfolio and the total net assets of Monthly Payment on the date of transfer were:

                                               Total Net
                              Shares           Assets of          Total Net
                            Issued by           Monthly           Assets of
Acquired Portfolio        the Portfolio         Payment         the Portfolio
=============================================================================
Monthly Payment             3,150,304        $ 42,151,893       $409,850,631
=============================================================================

    The total net assets of Monthly Payment before acquisition included unrealized appreciation of $1,425,657 and a net realized loss of $2,370,573. The transaction was structured for tax purposes to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

    8.  Capital Loss Carryforward

    At December 31, 1995, the Portfolio had for Federal income tax purposes approximately $4,584,000 of unused capital loss carryforwards available to offset future realized gains. As a result of the transfer, U.S. Government Securities acquired approximately $698,000 of capital loss carryforwards from Monthly Payment, which is part of the $4,584,000. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

Smith Barney Funds, Inc.
U.S. Government Securities Portfolio
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------
The amount and date of expiration for each carryforward loss is indicated below:

                                  12/31/96    12/31/97    12/31/01     12/31/02
===============================================================================
Carryforward Amounts             $ 392,000   $ 898,000   $ 430,000   $2,864,000
===============================================================================

    9.  Mortgage Dollar Rolls

    The Portfolio may enter into mortgage dollar rolls in which the Portfolio sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities at the same price on a fixed date. The Portfolio receives compensation as consideration for entering into the commitment to repurchase. The counterparty receives all principal and interest payments, including prepayments, made with regard to this security while it is the holder. Mortgage dollar rolls may be renewed with a new purchase and fixed repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

     At December 31, 1995, there were no open mortgage dollar roll contracts.

Smith Barney Funds, Inc.
U.S. Government Securities Portfolio
--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------
For a share of each class of capital stock outstanding throughout each year:

Class A Shares                                     1995         1994          1993          1992        1991
============================================================================================================
Net Asset Value, Beginning of Year            $   12.50    $   13.66     $   13.87    $    14.10    $  13.22
------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                            0.92         0.91          0.98          1.06        1.26
  Net realized and unrealized gain (loss)          1.09        (1.11)        (0.10)        (0.13)       0.80
------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                2.01        (0.20)         0.88          0.93        2.06
------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                           (0.92)       (0.91)        (0.98)        (1.08)      (1.13)
  Net realized gains                                 --        (0.05)*       (0.11)*       (0.08)*     (0.05)*
------------------------------------------------------------------------------------------------------------
Total Distributions                               (0.92)       (0.96)        (1.09)        (1.16)      (1.18)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $   13.59    $   12.50     $   13.66    $    13.87    $  14.10
------------------------------------------------------------------------------------------------------------
Total Return                                      16.52%       (1.48)%        6.40%         6.85%      16.29%
------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                $ 384,534    $ 358,045     $ 468,278    $  459,380    $394,412
------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                         0.79%        0.56%         0.49%         0.50%       0.44%
  Net investment income                            6.82         6.83          7.00          7.65        8.31
------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           57.39%       40.22%        57.34%        26.18%       9.29%
============================================================================================================

Class B Shares                                     1995       1994(1)
============================================================================================================
Net Asset Value, Beginning of Year            $   12.51     $   12.47
------------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income                            0.80          0.08
  Net realized and unrealized gain                 1.16          0.17
------------------------------------------------------------------------------------------------------------
Total Income From Operations                       1.96          0.25
------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                           (0.86)        (0.21)
------------------------------------------------------------------------------------------------------------
Total Distributions                               (0.86)        (0.21)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $   13.61     $   12.51
------------------------------------------------------------------------------------------------------------
Total Return                                      16.03%         2.04%++
------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                $  11,116     $   1,529
------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                         1.28%         1.02%+
  Net investment income                            6.16          6.94+
------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           57.39%        40.22%
============================================================================================================

(1) For the period from November 7, 1994 (inception date) to December 31, 1994.
* Represents distributions from paydown gains which are reported as ordinary income for tax purposes.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

Smith Barney Funds, Inc.
U.S. Government Securities Portfolio
--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of each class of capital stock outstanding throughout each year:

Class C Shares(1)                                               1995          1994          1993     1992(2)
============================================================================================================
Net Asset Value, Beginning of Year                          $  12.50      $  13.66      $  13.86    $  14.01
------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                                         0.86          0.82          0.89        0.15
  Net realized and unrealized gain (loss)                       1.09         (1.11)        (0.10)         --
------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                             1.95         (0.29)         0.79        0.15
------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                        (0.87)        (0.83)        (0.88)      (0.30)
  Net realized gains                                              --         (0.04)*       (0.11)*        --
------------------------------------------------------------------------------------------------------------
Total Distributions                                            (0.87)        (0.87)        (0.99)      (0.30)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                $  13.58      $  12.50      $  13.66    $  13.86
------------------------------------------------------------------------------------------------------------
Total Return                                                   15.93%        (2.11)%        5.74%       1.07%++
------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                              $ 21,559      $ 21,253      $ 19,938    $  1,954
------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                                      1.25%         1.21%         1.21%       1.14%+
  Net investment income                                         6.36          6.27          6.23        6.56+
------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                        57.39%        40.22%        57.34%      26.18%
============================================================================================================

                                                           Class Y Shares(3)               Class Z Shares
                                               -------------------------------------  -----------------------
                                                   1995         1994       1993(4)        1995      1994(5)
============================================================================================================
Net Asset Value, Beginning of Year            $   12.51    $   13.67     $   13.97    $    12.50    $  12.47
------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                            1.00         0.89          0.86          0.94        0.14
  Net realized and unrealized gain (loss)          1.06        (1.10)        (0.10)         1.11        0.13
------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                2.06        (0.21)         0.76          2.05        0.27
------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                           (0.96)       (0.91)        (0.95)        (0.95)      (0.24)
  Net realized gains                                 --        (0.04)*       (0.11)*          --          --
------------------------------------------------------------------------------------------------------------
Total Distributions                               (0.96)       (0.95)        (1.06)        (0.95)      (0.24)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $   13.61    $   12.51     $   13.67    $    13.60    $  12.50
------------------------------------------------------------------------------------------------------------
Total Return                                      16.88%       (1.53)%        5.55%++      16.89%      (2.15)%++
------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                $   6,992    $  13,903     $  14,118    $   20,093    $ 18,580
------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                         0.49%        0.61%         0.69%+        0.50%       0.34%+
  Net investment income                            7.22         6.82          7.29+         7.12        7.55+
------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           57.39%       40.22%        57.34%        57.39%      40.22%
============================================================================================================

(1) On November 7, 1994, the former Class B shares were renamed Class C shares.
(2) For the period from December 2, 1992 (inception date) to December 31, 1992.
(3) On November 7, 1994, the former Class C shares were renamed Class Y shares.
(4) For the period from January 12, 1993 (inception date) to December 31, 1993.
(5) For the period from November 7, 1994 (inception date) to December 31, 1994.
* Represents distributions from paydown gains which are reported as ordinary income for tax purposes.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

Smith Barney Funds Inc.
U.S. Government Securities Portfolio
--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of Smith Barney Funds, Inc.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the U.S. Government Securities Portfolio of Smith Barney Funds, Inc. as of December 31, 1995, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. As to securities purchased but not received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the U.S. Government Securities Portfolio of Smith Barney Funds, Inc. as of December 31, 1995, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                            /s/ KPMG Peat Marwick LLP

New York, New York
February 13, 1996

Smith Barney
Funds, Inc.

DIRECTORS
Jessica M. Bibliowicz
Joseph H. Fleiss
Donald R. Foley
Paul Hardin
Francis P. Martin, M.D.
Heath B. McLendon, Chairman
Roderick C. Rasmussen
Bruce D. Sargent
John P. Toolan
C. Richard Youngdahl

OFFICERS
Heath B. McLendon
Chief Executive Officer

Jessica M. Bibliowicz
President

Lewis E. Daidone
Senior Vice President
and Treasurer

Bruce D. Sargent
Vice President

Ayako Weissman
Vice President

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

SMITH BARNEY
------------
A member of Travelers Group [LOGO]

INVESTMENT MANAGER
Smith Barney Mutual Funds
Management Inc.

DISTRIBUTOR
Smith Barney Inc.

CUSTODIAN
PNC Bank

SHAREHOLDER
SERVICING AGENT
First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA  02205-9134

This report is submitted for the general information of the shareholders of Smith Barney Funds, Inc. -- U.S. Government Securities Portfolio. It is not authorized for distribution to prospective investors unless accompanies or preceded by a current Prospectus for the Portfolio, which contains information concerning the Portfolio's investment policies and expenses as well as other pertinent information.

Smith Barney Funds, Inc.
388 Greenwich Street
New York, New York 10013

FD01068 2/96